UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

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☐	Soliciting Material Pursuant to §240.14a-12

Steven Madden, Ltd.
(Name of Registrant as Specified in Its Charter)

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LETTER TO THE STOCKHOLDERS

DEAR STOCKHOLDERS,

2011 was an outstanding year for Steve Madden. Once again, we delivered record financial results, increasing net sales by 52% to $969 million and net income by 29% to $97 million, or $2.25 per diluted share. In addition, we executed on the strategic initiatives that we outlined at the beginning of the year. We sustained the momentum in our core Steve Madden business, completed strategic acquisitions, developed our newer brands, strengthened our retail business, expanded our business outside of footwear and increased our international penetration. Our exciting year was capped off when Footwear News, a leading industry trade publication, named Steve Madden “Company of the Year” for a record fourth time.

Sustaining Momentum In Our Core Business

As always, our first priority in 2011 was to continue the momentum in our core Steve Madden women’s wholesale business. We delivered strong growth in this business in 2011, including double-digit percentage gains with key department store accounts like Nordstrom and Dillards. Once again, our proven formula – which combines the creative talents of Steve and his design team with a unique test-and-react strategy and an industry-leading speed to market capability – resulted in a trend-right merchandise assortment that resonated with consumers.

Completing Strategic Acquisitions

We completed two strategic acquisitions in 2011 that we believe will have significant long-term benefits for the Company. First, on May 20, we acquired the Topline Corporation, which designs, produces, and markets private label and branded footwear. Topline’s private label business is one of the best in the industry and is highly complementary to our existing private label footwear business in customer base. Topline’s brands, including Report, Report Signature and R2 by Report, represent strong additions to our brand portfolio. In addition, Topline has a premier direct sourcing platform that we believe will provide significant benefits to our broader organization, enabling us to achieve better pricing, improved quality and more consistent deliveries for our merchandise.

On May 25, we acquired Cejon, a designer and marketer of cold weather and other fashion accessories. With this acquisition, we further strengthened and expanded our accessories platform, adding a market leader in cold weather accessories and fashion scarves to our existing handbag and belt business. We are very pleased with Cejon’s performance since we acquired it, and we believe there is ample opportunity to grow this business by capitalizing on our brand portfolio and customer relationships to expand in Cejon’s product categories.

Growing Our New Brands

We also made significant progress in expanding our newer brands like Olsenboye, Big Buddha, Madden, Betsey Johnson and Material Girl. Combined, net sales in these brands doubled in 2011 to over $100 million, driven by expansion into new doors as well as increased penetration in existing doors. We also continued to add new brands to the portfolio. In addition to the Report family of brands acquired in the Topline transaction, we signed a license to become the North American distributor for Superga, a fashion sneaker brand out of Italy, and acquired the Wild Pair trademark from Bakers Footwear Group. We launched Superga in high-end department stores and specialty stores for Spring 2012 and plan to begin shipping Wild Pair footwear in Fall 2012.

Improving Profitability In Our Retail Segment

Another area where we made significant progress in 2011 was improving the profitability of our retail division. After undertaking a series of operational changes beginning in 2008, including upgrading our retail management team, closing under-performing locations and implementing a new merchandising, planning and allocation system, we have seen a major turnaround in this business. In 2011, we recorded our second consecutive year of double-digit comparable store sales growth. Our retail operating margin for the year was 12%, up from less than 7% in 2010. In addition to the much-improved performance at our bricks-and-mortar stores, we were particularly pleased with the growth in our e-commerce business. Net sales on stevemadden.com increased 25% in 2011, with growth accelerating in the back half. We also had a successful test of a Steve Madden outlet store concept in 2011. We opened five outlets in 2011, bringing our total to six locations. We have been very pleased with the consumer response to the outlet concept, and both sales and profitability have exceeded our expectations.

 Expanding Outside Of Footwear

We made significant progress in 2011 in expanding our business outside of footwear. In addition to growth from newly acquired Cejon, we recorded 15% organic growth in our wholesale accessories business, driven by double-digit percentage gains in Big Buddha, Steve Madden and private label handbags. We also continued to expand our licensing business. We had successful launches of Betsey Johnson watches and Betsey Johnson fragrance in the back half of 2011, and overall licensing royalty income increased 66% for the year.

Increasing Our International Presence

We also continued to expand our business internationally. In 2011, we delivered our second consecutive year of greater than 50% growth outside the United States. In addition to experiencing strong growth with existing partners like GRI in Asia, we launched in a number of new territories, including the United Arab Emirates, Benelux, India and South Africa. Our international partners currently operate 137 freestanding retail stores and 109 concessions.

 In February 2012, we acquired our Canadian licensee, SM Canada, giving us direct ownership of our business in an international market for the first time. SM Canada’s sole business is operating as our licensee in Canada for wholesale and retail distribution of footwear and accessories under our various brand names. Canada is a strong market for Steve Madden, and we see significant opportunity for growth through enhancing our presence in major department stores and specialty stores as well as expanding the portfolio of Steve Madden stores.

Looking Ahead

We believe the progress we made on our strategic initiatives in 2011 has set the stage for continued momentum in sales and earnings as we move forward. For 2012, our key priorities are:

•    Continue to build on the momentum in our core brands

•    Grow our newer brands like Betsey Johnson, Big Buddha, Superga and Wild Pair

•    Expand our portfolio of retail stores – both full price and outlet

•    Further enhance our e-commerce business

•    Continue to extend our reach in categories outside of footwear

•    Capitalize on Topline’s direct sourcing platform

•    Increase our penetration in international markets and expand into new geographies

We are proud of our performance in 2011 and look forward to delivering strong top and bottom line growth in 2012 and beyond. We owe our success to the hard work and commitment of all the associates at Steve Madden, and therefore we would like to thank our employees for their dedication and excellent performance. We also thank our customers for their loyalty and you, our stockholders, for your continued support.

Sincerely,

/s/ Edward Rosenfeld

Edward Rosenfeld

Chief Executive Officer

/s/ Awadhesh Sinha

Awadhesh Sinha

Chief Operating Officer

/s/ Arvind Dharia

Arvind Dharia

Chief Financial Officer

STEVEN MADDEN, LTD.

52-16 Barnett Avenue

Long Island City, New York  11104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 25, 2012

TO THE STOCKHOLDERS OF STEVEN MADDEN, LTD.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Steven Madden, Ltd. (the “Company”) will be held on May 25, 2012, at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m., local time, for the purposes stated below:

1.	to elect six directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal from office;

2.	to approve an amendment of the Company’s 2006 Stock Incentive Plan, which, among other things, increases by 6,500,000 shares the number of shares available under the 2006 Stock Incentive Plan;

3.	to approve, on a non-binding advisory basis, the compensation of certain executive officers as disclosed in the accompanying proxy statement;

4.	to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

5.	to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only those stockholders of record at the close of business on April 5, 2012 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for purposes germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time, at the Company’s principal executive offices at 52-16 Barnett Avenue, Long Island City, New York  11104, by contacting the Secretary of the Company, and will be available at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2012:  THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, ANNUAL REPORT, ELECTRONIC PROXY CARD AND ANY OTHER MATERIALS CONCERNING THE ANNUAL MEETING, TOGETHER WITH ANY AMENDMENTS TO ANY OF THESE MATERIALS, ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

BY ORDER OF THE BOARD OF DIRECTORS
April 10, 2012
/s/ Arvind Dharia
Arvind Dharia
Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO: VOTE PROCESSING, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NEW YORK 11717. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD.

GENERAL INFORMATION	1
Notice of Internet Availability of Proxy Materials	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP, PROPOSALS AND SUBMISSIONS FOR THE COMPANY’S 2013 ANNUAL MEETING	4
PROPOSAL ONE: ELECTION OF DIRECTORS	5
Biographical Summaries of Nominees for the Board of Directors	5
CORPORATE GOVERNANCE	8
The Board of Directors	8
Director Independence	8
Director Attendance at Meetings	9
Director Election (Majority Voting) Policy	9
Committees of the Board	10
Board Leadership Structure, Risk Oversight, Executive Sessions of Non-Employee Directors, and Communications Between Stockholders and the Board	12
Code of Business Conduct and Ethics	13
Certain Relationships and Related Party Transactions	14
Review, Approval or Ratification of Transactions with Related Persons	16
COMPENSATION OF DIRECTORS IN THE 2011 FISCAL YEAR	16
STOCK OWNERSHIP	17
Security Ownership of Certain Beneficial Owners	17
Security Ownership of Directors and Executive Officers	18
Section 16(a) Beneficial Ownership Reporting Compliance	19
EXECUTIVE COMPENSATION	20
Compensation Discussion and Analysis	20
Compensation Committee Interlocks and Insider Participation	26
Executive Officers	27
SUMMARY COMPENSATION TABLE	28
Employment Arrangements	29
GRANTS OF PLAN-BASED AWARDS IN THE 2011 FISCAL YEAR	34
OUTSTANDING EQUITY AWARDS AT END OF THE 2011 FISCAL YEAR	35
OPTION EXERCISES AND STOCK VESTED IN THE 2011 FISCAL YEAR	36
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	37
EQUITY COMPENSATION PLAN INFORMATION	37
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL	38
COMPENSATION COMMITTEE REPORT	40
PROPOSAL TWO: APPROVAL OF THE AMENDMENT OF STEVEN MADDEN, LTD. 2006 STOCK INCENTIVE PLAN	40
PROPOSAL THREE: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	49
AUDIT COMMITTEE REPORT	50
PROPOSAL FOUR: RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012	51

i

STEVEN MADDEN, LTD.

52-16 Barnett Avenue

Long Island City, New York  11104

PROXY STATEMENT

GENERAL INFORMATION

On behalf of the Board of Directors of Steven Madden, Ltd., a Delaware corporation (the “Company”, “we” or “us”), we are requesting your proxy in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) scheduled to be held at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York on Friday, May 25, 2012 at 10:00 a.m., local time. On or about April 12, 2012, a notice containing instructions on how to access this Proxy Statement, the accompanying proxy card and related materials online is being mailed to holders of record of common stock, $.0001 par value, of the Company (the “Common Stock”) at the close of business on April 5,  2012 (the “Record Date”). The Company’s Annual Report for the fiscal year ended December 31, 2011 (“2011 Fiscal Year”), including audited financial statements, is included in the materials that are accessible online to our stockholders. This Proxy Statement contains information about the Annual Meeting as well as information regarding the voting process, director elections, our corporate governance programs and executive and director compensation, among other things. We recommend that you read all of the materials. This Proxy Statement contains information about the Annual Meeting as well as information regarding the voting process, director elections, our corporate governance programs and executive and director compensation, among other things. We recommend that you read all of these materials.

The Annual Meeting has been called to consider and take action on the following proposals:

•	to elect six directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal from office;
•	to approve an amendment of the Company’s 2006 Stock Incentive Plan, which, among other things, increases by 6,500,000 the number of shares available under the 2006 Stock Incentive Plan;
•	to approve, on a non-binding advisory basis, the compensation of certain executive officers as disclosed in this Proxy Statement;
•	to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and
•	to transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote “FOR” each of the proposals. Only holders of record of Common Stock of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

The principal executive offices of the Company are located at 52-16 Barnett Avenue, Long Island City, New York 11104 and the telephone number of the Company is (718) 446-1800.

Notice of Internet Availability of Proxy Materials

We continue to take advantage of the Securities and Exchange Commission (the “SEC”) “e-proxy” rules allowing us to furnish proxy materials through the Internet for the benefit and convenience of our stockholders. By using the e-proxy rules, we can expedite the receipt by stockholders of this Proxy Statement and our Annual Report while lowering the costs and reducing the environmental impact associated with our Annual Meeting. On or about April 12, 2012, we will furnish a Notice of Internet Availability of Proxy Material (the “Availability Notice”) to most of our stockholders containing instructions on how to access the proxy materials and to vote online. In addition, our instructions on how to request a printed copy of these materials will be found on the Availability Notice. For more information on voting your Common Stock, please see the “Questions and Answers” section below. If you received an Availability Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained in the Availability Notice.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who may vote at the Annual Meeting?

Only stockholders of record are entitled to vote at the Annual Meeting. A stockholder of record is a stockholder as of the close of business on the Record Date. On the Record Date, there were 44,320,487 shares of  our Common Stock outstanding (excluding treasury shares) held by approximately 112 registered holders of record and 31,173 beneficial owners.

What is considered a quorum to conduct the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares eligible to vote is necessary to constitute a quorum for the purpose of transacting business at the Annual Meeting. Under Delaware law (under which the Company is incorporated), abstentions and broker non-votes (meaning proxies from brokers or nominees indicating that such persons have not received instructions on how to vote from the beneficial owner or other persons eligible to vote shares as to matters with respect to which the brokers or nominees do not have discretionary power to vote) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

How many votes do I have?

For each share of Common Stock that you own on the Record Date you are entitled to one vote on each matter presented at the Annual Meeting.

How many votes are required to approve each proposal and what is the effect of abstentions and broker non-votes?

Proposal One (Election of Directors):  Under Delaware law, directors are elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. This means that the director nominees who receive the greatest number of affirmative votes cast are elected as directors, subject to our director resignation policy discussed in Proposal One below.

Proposal Two (Amendment to 2006 Stock Incentive Plan): The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the amendment of the Company’s 2006 Management Incentive Plan.

Proposal Three (Non-Binding Advisory Vote On Executive Compensation): The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in this Proxy Statement.

Proposal Four (Ratification of Appointment of EisnerAmper LLP): The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

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Other Matters:  If any other matters are presented at the Annual Meeting, they must receive an affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote in order to be approved.

Abstentions will have no effect on the election of directors, but will be treated as present and entitled to vote on the remaining proposals and, therefore, abstentions will have the effect of votes “AGAINST” such proposals.

If you do not provide your broker or other nominee with instructions on how to vote your shares held in “street name,” your broker or nominee will not be permitted to vote your shares on non-routine matters, and your shares will not affect the outcome of proposals concerning non-routine matters. The proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2012 (Proposal Four) is considered a routine matter under applicable rules. The proposals concerning the election of directors (Proposal One), the amendment of the Company’s 2006 Stock Incentive Plan (Proposal Two) and the advisory vote on executive compensation (Proposal Three) are considered “non-routine” matters, which means that your broker or other nominee does not have discretion to vote your shares in respect to these matters  in the absence of specific instructions from you as to how you would like your shares to be voted. If you hold your shares in “street name,” we strongly encourage you to provide instructions regarding the voting of your shares as your broker or nominee cannot vote your shares with respect to these proposals without voting instructions from you.

How can I vote my shares?

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to authorize your proxy in advance. You may vote your shares by authorizing a proxy over the Internet or by telephone. In addition, if you received a paper copy of the proxy materials by mail, you can also submit a proxy by mail by following the instructions on the proxy card. Voting your shares by authorizing a proxy over the Internet, by telephone or by written proxy card will ensure your representation at the Annual Meeting regardless of whether you attend in person.

If you are the record holder of your shares, please authorize your proxy electronically by going to the http://www.proxyvote.com website or by calling the toll-free number listed below and on the proxy card. Please have your Proxy Statement or proxy card in hand when going online or calling. If you authorize your proxy via the Internet or by phone you do not need to return your proxy card. If you choose to authorize your proxy by mail, simply mark your proxy card and then date, sign and return it in the postage-paid envelope provided.

VOTE BY INTERNET http://www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information.	VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions.

VOTE BY MAIL

Vote Processing, c/o Broadridge

51 Mercedes Way

Edgewood, New York 11717

If you receive paper proxy materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to the address shown above.

If you hold your shares beneficially in “street name” through a broker or nominee you may be able to authorize your proxy by telephone or the Internet as well as by mail, but you will need to obtain and follow instructions from your broker or nominee to vote these shares.

May I revoke my proxy for the Annual Meeting once I have given it?

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	properly executing and delivering a later dated proxy (including a telephone or Internet proxy authorization);
•	voting by ballot at the Annual Meeting; or
•	sending a written notice of revocation to the Corporate Secretary of the Company at Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104.

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How does the Board of Directors recommend that I vote my shares?

The Board of Directors of the Company recommends that you vote:

•	“FOR” the election of each of the six director nominees;
•	“FOR” the amendment of the Company’s 2006 Stock Incentive Plan;
•	“FOR” the approval, on a non-binding advisory basis, of the executive compensation of the Company’s named executive officers, as disclosed in this Proxy Statement; and
•	“FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY  ADJOURNMENTS OR POSTPONEMENTS THEREOF. AS NOTED ABOVE, IF YOU HOLD YOUR SHARES BENEFICIALLY THROUGH A BROKER OR NOMINEE AND FAIL TO PROVIDE SPECIFIC VOTING INSTRUCTIONS TO THAT BROKER OR NOMINEE, YOUR SHARES WILL NOT BE VOTED IN THE ELECTION OF DIRECTORS, THE APPROVAL OF AN AMENDMENT OF THE 2006 STOCK INCENTIVE PLAN AND THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Who will bear the expenses of this solicitation?

The expense of this solicitation, including preparing, printing and mailing this Proxy Statement, the exhibits hereto and the proxies solicited hereby, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them and will provide reimbursements for the cost of forwarding the material in accordance with customary charges. The Company has entered into an agreement with Phoenix Advisory Partners to assist in the solicitation of proxies and provide related advice and informational support. The total expense of this engagement, which will be borne by the Company, including customary disbursements, is not expected to exceed $20,000 in the aggregate.

How will the voting results be reported?

The preliminary results of the voting on the proposals will be reported at the Annual Meeting. The final certified results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days following the Annual Meeting.

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP, PROPOSALS AND SUBMISSIONS FOR THE COMPANY’S 2013 ANNUAL MEETING

In accordance with Article II, Section 5 of the Company’s By-Laws, director nominations for the 2013 Annual Meeting of Stockholders of the Company (the “2013 Annual Meeting”) can only be made by a stockholder of the Company who (A) is a stockholder of record on the date of the giving of the notice of such director nominations and on the record date for the determination of stockholders entitled to vote at such meeting, and (B) complies with the notice requirements and procedures set forth in Article II, Section 5 of the Company’s Amended and Restated By-Laws (the “By-Laws”). A stockholder’s notice to the Corporate Secretary with respect to any such nominations must be timely and in proper written form pursuant to Article II, Section 5 of the Company’s By-Laws, including containing certain information concerning the nominating or proposing stockholder and certain information concerning the nominee, and must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s 2012 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to Article II, Section 5 of the Company’s By-Laws in connection with the 2013 Annual Meeting must be received no later than January 25, 2013 and no earlier than December 26, 2012.

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In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2013 Annual Meeting must do so no later than December  15, 2012. In addition, in accordance with Article I, Section 7(f) of the Company’s By-Laws, in order to be properly brought before the 2013 Annual Meeting, a matter must be either (i) specified in the notice of such meeting given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before such meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) specified in a notice in proper written form given by a stockholder of record on the date of the giving of the notice and on the record date for such meeting, which notice conforms to the requirements of Article I, Section 7(f) of the By-Laws and is delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s 2012 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to the foregoing clause (iii) in connection with the 2013 Annual Meeting must be received no later than January 25, 2013 and no earlier than December 26, 2012. In addition, for business to be properly brought before the 2013 Annual Meeting by a stockholder pursuant to the foregoing clause (iii), such stockholder shall have complied with any other applicable requirements, including, but not limited to, the requirements of Rule 14a-8 promulgated by the SEC.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Company’s By-Laws provide that the Board of Directors of the Company shall be comprised of a minimum of one director and that, subject to this limitation, the number of directors may be fixed from time to time by action of the directors. The Company’s Board of Directors has fixed the number of directors to comprise the Board of Directors at six directors and the Board of Directors presently is comprised of six directors whose terms expire at the Annual Meeting. Directors serve a one-year term.

Upon recommendation of the Nominating/Corporate Governance Committee of the Board of Directors, the Board of Directors has nominated and is recommending to the stockholders the election of each of the six nominees named below to serve as a director of the Company until the next annual meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal from office. All nominees have consented to being named in this Proxy Statement and to serving on the Board of Directors if elected.

Biographical Summaries of Nominees for the Board of Directors

The names and biographical summaries of the six persons who have been recommended by the Nominating/ Corporate Governance Committee of the Board of Directors and nominated by the Board of Directors to stand for election at the Annual Meeting are provided below for your information.

Our Board of Directors includes members who are well-qualified to serve on the Board and its committees and to represent the best interests of our stockholders. The Board and the Nominating/Corporate Governance Committee select nominees with a view to establishing a Board of Directors that is comprised of individuals who have extensive business leadership experience, are independent, bring diverse perspectives to the Board, possess high ethical standards and sound business judgment and acumen and a willingness to devote the time necessary for the Board to effectively fulfill its responsibilities. We believe that all of the director nominees possess these qualifications and provide the Board with a full complement of knowledge, business skills and expertise for the effective management of our Company. In addition to these general qualifications, provided below for each nominee for director is a discussion of the experience, qualifications, attributes and skills that led to the Board’s conclusion that the nominee should serve as a director.

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Edward R. Rosenfeld - Chairman of the Board and Chief Executive Officer

Edward R. Rosenfeld, 36, has served as a director of the Company since February 2008 and has served on the Company’s Investment Committee since April 2008. Mr. Rosenfeld has been Chairman of the Board and Chief Executive Officer since August 2008 after serving as interim Chief Executive Officer of the Company from March 24, 2008 and prior to that, serving as the Executive Vice President of Strategic Planning and Finance of the Company. Mr. Rosenfeld has been a member of the executive management team since joining the Company in May 2005. Prior to joining the Company, Mr. Rosenfeld was a Vice President with Peter J. Solomon Company, an investment banking boutique, where he specialized in mergers and acquisitions in the retail, apparel and footwear industries. Mr. Rosenfeld serves as a director of Summer Search New York City, a non-profit corporation.

With more than 14 years of experience focused on the retail, apparel and footwear industries, seven of which have been with the Company, Mr. Rosenfeld possesses particular knowledge of and experience in the industry that strengthens the Board’s collective qualifications, skills and experience. Mr. Rosenfeld’s background in finance and his analytical skills gained through his years in investment banking provide the Board and the Investment Committee with insight and guidance with respect to, among other things, strategic business development matters. Mr. Rosenfeld has strong leadership skills and an in-depth understanding of the Company and its goals from his positions as the Chairman of the Board and Chief Executive Officer.

John L. Madden - Owner of JLM Consultants, Inc.

John L. Madden, 65, has served as a director of the Company since the Company’s inception in 1990 and has served on the Company’s Investment Committee, as its Chair, since April 2008. Since June 2004, Mr. Madden’s business consulting company, JLM Consultants, Inc., has provided consulting services to the Company with respect to international sales. From April 1998 through September 2003, Mr. Madden owned a branch office of Tradeway Securities Group, Inc., a brokerage firm, in Florida. From May 1996 through December 1996, Mr. Madden’s consulting company, JLM Consultants, Inc., acted as a branch office of Merit Capital, Inc., a brokerage firm. From May 1994 to May 1996, Mr. Madden served as Vice President of Investments for GKN Securities, Inc.. a brokerage firm. From August 1993 to April 1994, Mr. Madden was employed by Biltmore Securities, Inc., a brokerage firm, as Managing Director and registered sales representative. Mr. Madden is the brother of Steven Madden, the Company’s founder and Creative and Design Chief. Please see the section of this Proxy Statement captioned “Certain Relationships and Related Party Transactions.”

As a result of Mr. Madden’s numerous years of experience in finance and investing, he possesses a proficiency in financial analysis and investing that strengthens the Board’s collective qualifications, skills and experience and provides the Board and the Investment Committee with greater insight and guidance. Mr. Madden’s years in business consulting and his strong financial background have provided him with expertise in addressing operational and management issues and providing overall direction for complex corporations like ours. Mr. Madden brings a wealth of knowledge and a depth of experience that comes from over twenty years of service on the Company’s Board of Directors. His knowledge of Company history and his understanding of the Company in the context of the Company’s long-term strategic plan provides the Board with continuity of direction and focus.

Peter Migliorini - Sales Manager, Greschlers, Inc.

Peter Migliorini, 63, has served as a director of the Company since October 1996 and has served on the Company’s Audit Committee since October 1996, the Nominating/Corporate Governance Committee, as its Chair, since July 2004 and the Compensation Committee, as its Chair, since July 2004. Mr. Migliorini is also Presiding Director over all executive sessions of the independent directors. Mr. Migliorini has been Sales Manager for Greschlers, Inc., a building supplies company, since 1994. From 1987 to 1994, Mr. Migliorini served as Director of Operations for Mackroyce Group, a construction company. Prior to 1987, Mr. Migliorini held various positions of increasing responsibility from Assistant Buyer to Chief Planner/Coordinator for several shoe companies, including Meldisco Shoes, Perry Shoes and Fasco Shoes.

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Mr. Migliorini possesses extensive executive level financial, sales and operations experience. His numerous years of business experience at various levels and in various industries provide the Board with a measure of practical orientation regarding the Company’s operations and growth endeavors. Mr. Migliorini’s early experience in the shoe industry also provides relevant knowledge and expertise in the Company’s specific industry.

Richard P. Randall - Retired Executive Vice President and Chief Financial Officer,

Direct Holdings Worldwide, LLC

Richard P. Randall, 74, has served as a director of the Company since April 2006 and has served on the Company’s Audit Committee, as its Chair, since 2006, on the Nominating/Corporate Governance Committee since September 2008 and on the Investment Committee since April 2008. Mr. Randall was the Executive Vice President and Chief Financial Officer of Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp., a catalog and online retailer of gifts and household goods, and Time-Life, a music and video marketing company, from 2002 until his retirement in June 2005. Prior to 2002, Mr. Randall served as Senior Vice President and Chief Financial Officer of Coach, Inc., a luxury leather goods company, and Chief Operating Officer and Chief Financial Officer of Lillian Vernon Corp. from 2000 to 2001 and 1998 to 2000, respectively. Currently, Mr. Randall serves as a director, a member of the Nominating and Governance Committee and chairs the Audit and Risk Committee of Aceto Corporation, a pharmaceutical, nutraceutical and chemical distribution company. Mr. Randall also serves as a director and chairs the Audit Committee of The Burke Rehabilitation Hospital and also serves as a member of the Executive, Finance, and Research Committees of the hospital. Mr. Randall served as a director and chair of the Audit Committee of Universal Travel Group, a travel services provider in the People’s Republic of China, and of Home Systems Group, a manufacturer and distributor of household appliances in the People’s Republic of China, from 2007 until 2008 when he resigned from these boards.

With decades of business experience, including tenures as Chief Financial Officer and Chief Operating Officer of both publicly traded and privately held companies in the retail industry, Mr. Randall possesses extensive knowledge of accounting and finance, the retail industry and the issues impacting a publicly traded company. Mr. Randall has extensive executive level experience establishing his capabilities in management of complex organizations and is a certified public accountant. His expertise in finance qualify him to serve as the Audit Committee “audit committee financial expert” and his service on the boards and committees of other companies has allowed him to gain broad-based experience and sensitivity regarding best practices, which he shares with the Board.

Ravi Sachdev - Managing Director, J.P. Morgan.

Ravi Sachdev, 35, has served as a director of the Company since September 2008 and has served on the Company’s Audit Committee since September 2008. Mr. Sachdev joined J.P. Morgan, a global investment bank, as a Managing Director in November 2010, and focuses on the healthcare services subsector. Previously, Mr. Sachdev was a Managing Director at Deutsche Bank Securities, Inc. (“Deutsche Bank”) from January 2009 and prior to that held the position of Director at Deutsche Bank from January 2007 until January 2009. Mr. Sachdev joined Deutsche Bank in 2006 as a Vice President. Prior to joining Deutsche Bank, Mr. Sachdev was a Vice President at Peter J. Solomon Company, an investment banking boutique, specializing in mergers and acquisitions in the healthcare sector, from 1998 to 2006.

Mr. Sachdev possesses knowledge of finance and the financial analytics used to measure business performance. His 13 years of professional experience in investment banking brings to the Board a thorough understanding of the financial issues affecting public companies and greater insights in business valuation together with a practical orientation with respect to acquisitions and integrations which our Company has undertaken over the last few years.

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Thomas H. Schwartz - Owner, Sumner and Forge Investors LLC

Thomas H. Schwartz, 64, has served as a director of the Company since May 2004 and has served on the Company’s Compensation Committee since July 2004. Since March 2007, Mr. Schwartz has been the Chief Executive Officer and sole owner of Sumner and Forge Investors LLC, a company that invests in real estate and manages properties in which it holds ownership interests. Previously, Mr. Schwartz was a Managing Director of Helmsley-Spear, Inc., a real estate brokerage and management company, from 1984 to March 2007.

With more than twenty years of experience as a Managing Director of Helmsley-Spear, Inc. and several years as the owner of his own real estate investment firm, Mr. Schwartz brings to the Board extensive executive level experience in handling operations issues and practical expertise in management.

Required Vote

Proxies will be voted for the election of the six nominees as directors of the Company unless otherwise specified in the proxy. A plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be necessary to elect the nominees as directors. This means that the director nominees who receive the greatest number of affirmative votes cast are elected as directors subject to our Director Election (Majority Voting) Policy which is described under the caption “Corporate Governance-Director – Election (Majority Voting) Policy” below. If, for any reason, any nominee is unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the accompanying proxy. Abstentions will be counted separately and used for purposes of calculating whether a quorum is present at the Annual Meeting.

Director Election (Majority Voting) Policy

It is the policy of the Company that any nominee for director who receives a greater number of “WITHHOLD” votes than “FOR” votes for his election must promptly submit a letter of resignation to the Nominating/Corporate Governance Committee following the certification of the stockholder vote. In such event, the Nominating/Corporate Governance Committee would then consider the offer of resignation and make a recommendation to the Board of Directors as to whether or not the resignation should be accepted. This policy does not apply in contested elections. For more information about this policy, see “Corporate Governance – Director Election (Majority Voting) Policy” below.

Recommendation of the Board of Directors

The Nominating/Corporate Governance Committee of the Board and the entire Board of Directors unanimously recommend a vote “FOR” the election of Messrs. Edward R. Rosenfeld, John L. Madden, Peter Migliorini, Richard P. Randall, Ravi Sachdev and Thomas H. Schwartz.

CORPORATE GOVERNANCE

The Board of Directors

Our business is managed under the direction and oversight of the Board of Directors who are elected by the  Company’s stockholders. Directors meet their responsibilities by participating in meetings of the Board of Directors and the various committees of the Board on which they sit, as well as through communicating with our Chairman and Chief Executive Officer, other officers and employees of the Company and by consulting with our independent registered public accounting firm and other third parties.

Director Independence

The Board of Directors is currently comprised of six members. The Board of Directors has determined that the following director nominees are “independent” for purposes of the criteria of the SEC and The Nasdaq Global Select Market listing standards: Messrs. Migliorini, Randall, Sachdev and Schwartz. If the six nominees set forth above are elected, the Board will be comprised of a majority of independent directors. The Board of Directors has held regularly scheduled executive sessions for the independent directors, with Peter Migliorini serving as Presiding Director of such executive sessions.

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Director Attendance at Meetings

Attendance at Annual Meetings of Stockholders

The Company has no specific policy regarding director attendance at its annual meetings of stockholders. The Company encourages all of its directors to attend annual meetings of the Company’s stockholders and one director attended the Company’s 2011 annual meeting of stockholders.

Attendance at Meetings of the Board of Directors

The Board of Directors held four regularly scheduled meetings and two special meetings during the 2011 Fiscal Year and acted by unanimous written consent on one occasion during the 2011 Fiscal Year. In 2011, each director attended at least 75% of the aggregate number of Board meetings, and each director attended at least 75% of the aggregate number of meetings held by all committees on which he then served.

Director Election (Majority Voting) Policy

The Company has adopted a Director Election (Majority Voting) Policy. Pursuant to this policy, in an uncontested election of directors (that is, an election where the number of nominees is equal to the number of seats open) any nominee for director who receives a greater number of “WITHHOLD” votes than “FOR” votes for his election must promptly submit an offer of resignation to the Nominating/Corporate Governance Committee following the certification of the stockholder vote for consideration in accordance with the following procedures.

In such event, upon receipt of the resignation, the Nominating/Corporate Governance Committee would promptly consider the appropriateness of the director’s continued service on the Board of Directors and recommend to the Qualified Independent Directors (as defined below) the action to be taken with respect to the resignation, which could include (1) accepting the resignation; (2) rejecting the resignation; (3) maintaining the director but addressing what the Qualified Independent Directors believe to be the underlying cause of the “WITHHOLD” votes; or (4) determining that the director will not be renominated by the Board of Directors in future elections. The Nominating/Corporate Governance Committee would consider factors such as (a) the reasons expressed by the stockholders for withholding votes from such director; (b) any possibilities for curing the underlying cause of the “WITHHOLD” votes; (c) the tenure and qualifications of the director and his past and expected future contributions to the Company;  (d) the overall composition of the Board of Directors, including, without limitation, whether accepting the resignation would cause the Company to fail to meet any applicable SEC or Nasdaq requirement; (e) the availability of other qualified candidates; and (f) the Company’s Board of Director Candidate Guidelines and Director Election (Majority Voting) Policy.

The Qualified Independent Directors would then act on the Nominating/Corporate Governance Committee’s recommendation no later than 90 days following the date of the stockholders’ meeting at which the director election occurred. In considering the Nominating/Corporate Governance Committee’s recommendation, the Qualified Independent Directors would review the factors considered by the Nominating/Governance Committee and such additional information and factors that they believe to be relevant. Following the Qualified Independent Directors’ decision, the Company would promptly disclose the decision in a Current Report on Form 8-K. The Form 8-K would include a full explanation of the process by which the decision of the Qualified Independent Directors was reached and, if applicable, the reasons why the offer of resignation was rejected.

In the event that an offer of resignation were to be accepted, the Nominating/Corporate Governance Committee would recommend to the Board of Directors whether to fill the vacancy or reduce the size of the Board of Directors accordingly. Any director required to submit his resignation pursuant to this policy would not participate in the Nominating/Corporate Governance Committee’s recommendation or the Qualified Independent Directors’ consideration of the resignation but, prior to voting on the director’s resignation offer, the Qualified Independent Directors would provide to the director an opportunity to submit any information or statement that he believes relevant to the Qualified Independent Directors’ consideration of the resignation.

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For purposes of this policy, “Qualified Independent Directors” means all directors who (1) are “independent” for purposes of The Nasdaq Global Select Market listing standards and (2) are not required to offer their resignation in accordance with this policy. If there are fewer than three independent directors then serving on the Board of Directors who are not required to submit their resignations in accordance with this policy, then the Qualified Independent Directors shall consist of all of the independent directors and each independent director who is required to offer his resignation in accordance with this policy shall recuse himself from the deliberations and voting only with respect to his individual offer to resign.

Committees of the Board

The Board of Directors, among other committees, has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.

Audit Committee

The members of the Audit Committee are Messrs. Randall (Chairman), Migliorini and Sachdev. The Audit Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards and who meet the independence requirements contained in Exchange Act Rule 10A-3(b)(1). The Board has determined that Mr. Randall meets the SEC criteria of an “audit committee financial expert” and he is currently serving as such. The Audit Committee is primarily responsible for reviewing the services performed by the Company’s independent registered public accountants, evaluating the Company’s accounting policies and its system of internal controls, and reviewing significant financial transactions. During the 2011 Fiscal Year, the Audit Committee met eight times.

The Audit Committee is responsible for reviewing and striving to ensure the integrity of the Company’s financial statements and oversight of our compliance with legal and regulatory requirements, our internal audit function and an independent registered public accounting firm. Among other matters, the Audit Committee, with management and independent and internal auditors, reviews the adequacy of the Company’s internal accounting controls that could significantly affect the Company’s financial statements. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accountants. In addition, the Audit Committee also functions as the Company’s Qualified Legal Compliance Committee (the “QLCC”). The purpose of the QLCC is to receive, retain and investigate reports made directly, or otherwise made known, of evidence of material violations of any United States federal or state law, including any breach of fiduciary duty by the Company, its officers, directors, employees or agents, and if the QLCC believes appropriate, to recommend courses of action to the Company.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent registered public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

The Audit Committee is also responsible for the oversight of the Company’s risk management process, which is discussed in the “Risk Oversight” section below.

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In performing its functions, the Audit Committee meets with management on at least a quarterly basis to review and discuss the annual audited financial statements, quarterly financial statements and related reports and to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company’s independent registered public accountants and with appropriate Company financial personnel. Meetings are held with the independent registered public accountants, who have unrestricted access to the Audit Committee. In addition, the Audit Committee reviews the Company’s financing plans and reports and makes recommendations to the full Board of Directors for approval and to authorize action. The Board has adopted a written charter setting out the functions the Audit Committee is to perform. A copy of the Audit Committee Charter is available on the Company’s website at www.stevemadden.com.

Nominating/Corporate Governance Committee

The members of the Nominating/Corporate Governance Committee are Messrs. Migliorini (Chairman) and Randall. The Nominating/Corporate Governance Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards. The Nominating/Corporate Governance Committee met once during the 2011 Fiscal Year.

The Nominating/Corporate Governance Committee provides oversight with respect to a wide range of issues relating to the composition and operation of the Board, including consideration of and recommendations regarding the size and composition of the Board of Directors and identification of potential candidates to serve as directors. The Nominating/ Corporate Governance Committee identifies candidates to the Board of Directors by introductions from management, members of the Board of Directors, employees of the Company or other sources, including stockholders that satisfy the Company’s policy regarding stockholder recommended candidates. The Nominating/Corporate Governance Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources.

Stockholders wishing to submit recommendations for director nominations for the 2012 Annual Meeting should write to the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York  11104. Any such stockholder must (x) comply with the director nomination provisions of the Company’s By-Laws, (y) meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8, and (z) submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (1) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (2) the written consent of the candidate(s) for nomination as a director, (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (4) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

In considering candidates for the Board of Directors, the Nominating/Corporate Governance Committee considers the Company’s Board of Director Candidate Guidelines and Director Election (Majority Voting) Policy, available on the Company’s website at www.stevemadden.com, the Company’s policy regarding stockholder recommended director candidates, as set forth above, and all other factors that are deemed appropriate including, but not limited to, the individual’s character, education, experience, knowledge and skills. While the Nominating/Corporate Governance Committee’s Board of Directors Candidate Guidelines does not expressly identify diversity as a factor for consideration regarding the evaluation of director candidates, diversity is among the many factors the Nominating/Corporate Governance Committee considers in the candidate evaluation process. To assess the effectiveness of the mandate set forth in the Nominating/Corporate Governance Committee’s charter, the Nominating/Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole.

In addition, the Nominating/Corporate Governance Committee develops and recommends corporate governance principles for the Company; makes recommendations to the Board of Directors in support of such principles; takes a leadership role in the shaping of the corporate governance of the Company; and oversees the evaluation of the Board of Directors and management. Recently, the Nominating/Corporate Governance Committee recommended the adoption of a Director Election on (Majority Voting) Policy, which has been adopted. The Nominating/Corporate Governance Committee operates under a formal charter that governs the Committee’s composition, powers and responsibilities. A copy of the Nominating/Corporate Governance Charter is available on the Company’s website at www.stevemadden.com.

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Compensation Committee

The members of the Compensation Committee are Messrs. Migliorini (Chairman) and Schwartz. The Compensation Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards and applicable tax and securities rules. The Compensation Committee met twice during the 2011 Fiscal Year.

The Compensation Committee is responsible for establishing and overseeing the Company’s compensation and incentive plans and programs; determining and approving compensation for the Company’s executive officers, including salaries, bonuses, perquisites and equity awards; reviewing and approving compensation and awards for the Company’s executive officers under the Company’s compensation and incentive plans and programs; administering the Company’s equity compensation plans; reviewing and approving a compensation program for independent members of the Board; and assisting the Board in discharging the Board’s responsibilities relating to management organization, performance, compensation and succession.

The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its composition, powers and responsibilities. A copy of the Compensation Committee Charter is available on the Company’s website at www.stevemadden.com.

Board Leadership Structure, Risk Oversight, Executive Sessions of Non-Employee Directors, and Communications Between Stockholders and the Board

Board Leadership Structure

As noted above, our Board is currently comprised of four independent and two non-independent directors. Mr. Rosenfeld has served as Chairman of the Board and Chief Executive Officer since August 2008, and has been a member of the Board since February 2008. The Board has designated one of the independent directors as Presiding Director to preside over executive sessions. We believe that the number of independent, experienced directors that comprise our Board, along with the independent oversight of our Presiding Director, benefits the Company and its stockholders.

We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe our current Board leadership structure is optimal for the Company because it demonstrates to our employees, suppliers, customers, and other stakeholders that the Company is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the Company and the Board eliminates confusion and duplication of efforts, and provides clear leadership for the Company. We believe the Company, like many U.S. companies, has been well-served by this leadership structure.

Because the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the Board believes it is appropriate for the independent directors to elect one independent director to serve as a Presiding Director. In addition to presiding at executive sessions of the independent directors, the Presiding Director has various responsibilities including coordinating with the Chairman of the Board and Chief Executive Officer in establishing agenda and discussion items for Board meetings; retaining independent advisors on behalf of the Board as the Board may determine may be necessary or appropriate and performing such other functions as the independent directors may designate from time to time. Mr. Migliorini is currently serving as the Presiding Director.

Our Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for the Company and its stockholders.

Risk Oversight

Our Board is responsible for overseeing the Company’s risk management process. The Board focuses on the Company’s general risk management strategy, the most significant risks facing the Company, and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

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The Board has delegated to the Audit Committee oversight of the Company’s risk management process. Among its duties, the Audit Committee reviews with management (a) the Company’s policies with respect to risk assessment and management of risks that may be material to the Company, (b) the Company’s system of disclosure controls and system of internal controls over financial reporting, and (c) the Company’s compliance with legal and regulatory requirements. The Audit Committee is also responsible for reviewing major legislative and regulatory developments that could materially impact the Company’s contingent liabilities and risks. Our other Board committees also consider and address risks as they perform their respective committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

The Company’s management is responsible for day-to-day risk management. Our risk management and internal audit areas serve as the primary monitoring and testing function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for the ongoing business of the Company. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, and compliance and reporting levels.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

Executive Sessions of Independent Directors

The Board holds executive sessions of its independent directors generally at each regularly scheduled meeting. The Presiding Director serves as the chairperson for these executive sessions.

Communications between Stockholders and the Board

The Company has adopted a procedure by which stockholders may send communications as defined within Item 7(d) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to one or more members of the Board of Directors by writing to such director(s) or to the entire Board of Directors in care of the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York  11104. The Board has instructed the Corporate Secretary to review all communications so received and to exercise his discretion not to forward to the Board correspondence that is inappropriate, such as business solicitations, frivolous communications and advertising, routine business matters (i.e. business inquiries, complaints, or suggestions) and personal grievances. However, any director may at any time request the Corporate Secretary to forward to such director any and all communications received by the Corporate Secretary but not forwarded to the directors.

Code of Business Conduct and Ethics

All of the Company’s employees, officers (including senior executive, financial and accounting officers) and directors are held accountable for adherence to the Company’s Code of Business Conduct and Ethics (the “Conduct Code”). The Conduct Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations and honest and ethical conduct. The Conduct Code covers all areas of professional conduct, including conflicts of interest, fair dealing, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Conduct Code without fear of retaliation. Waiver of any provision of the Conduct Code for executive officers and directors may only be granted by the Board of Directors or one of its committees and any such waiver or modification of the Conduct Code relating to such individuals will be disclosed by the Company. A copy of the Conduct Code is available on the Company’s website at www.stevemadden.com and may also be obtained by any stockholder without charge upon request by writing to the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York  11104.

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Certain Relationships and Related Party Transactions

In January 2004, the Company entered into an agreement with John L. Madden, one of the Company’s directors, and JLM Consultants, a company wholly-owned by John L. Madden. Under this agreement, which was amended in 2005, Mr. Madden agreed to provide consulting services to the Company with respect to the development of international sales of the Company. This agreement expired by its terms on December 31, 2005, but Mr. Madden continues to provide consulting services and the Company continues to make payments to JLM Consultants consistent with those that would have been required under the expired consulting agreement. In accordance with the foregoing, for the 2011 Fiscal Year, JLM Consultants received the following from the Company:  (a) a commission equal to 2.5% on international sales, (b) a monthly draw in the amount of $25,000 with recourse against such commissions, (c) a $1,000 per month travel allowance and (d) $3,859.46 per month toward health insurance premiums for health insurance coverage for John L. Madden. Pursuant to this arrangement, JLM Consultants received a total of $1,552,227.31 from the Company in the 2011 Fiscal Year.

Effective as of July 1, 2005, the Company amended and restated its employment agreement with the Company’s founder and Creative and Design Chief, Steven Madden, pursuant to which Mr. Madden agreed to continue to serve as the Company’s Creative and Design Chief. The term of Mr. Madden’s employment under his employment agreement commenced on July 1, 2005 and, in accordance with the amendment of the agreement effective December 31, 2011, will end on December 31, 2023. Prior to this recent amendment, the agreement had provided for an annual salary of $600,000, with a 7% increase of base salary on a compound basis in each of the third, fifth, seventh and ninth years of the agreement. The agreement had also provided for an annual cash bonus in an amount equal to at least 2% of the Company’s EBITDA (the “Annual Bonus”) and an annual cash bonus in relation to “new business” (as defined in the agreement) in an amount equal to at least (i) 2.5% of new business gross direct revenues plus (ii) 10% of all license or other fee income above $2,000,000 (the “New Business Bonus”). The agreement, as amended, increases Mr. Madden’s annual base salary but eliminates the Annual Bonus and the New Business Bonus and provides that all cash bonuses subsequent to the 2011 Fiscal Year will be at the sole discretion of the Company’s Board of Directors. Under the agreement, as amended, Mr. Madden’s annual base salary is fixed at $5,416,667 in 2012, $7,416,667 in 2013, $9,666,667 in 2014, $11,916,667 in 2015 and $10,697,917 in 2016 and in each year thereafter through the end of the term of employment. In addition, the amended agreement entitles Mr. Madden to an annual life insurance premium reimbursement of up to $200,000. The amendment also eliminates an annual non-accountable expense allowance of $200,000 that had been previously provided to Mr. Madden under the agreement.

Pursuant to the amended agreement, as amended, on February 8, 2012, Mr. Madden was granted 975,371 restricted shares of Common Stock, valued at approximately $40 million, pursuant to the Company’s 2006 Stock Incentive Plan, as amended (the “2006 Plan”). The restricted Common Stock will vest in equal annual installments over seven years commencing on December 31, 2017 through December 31, 2023, subject to Mr. Madden’s continued employment with the Company on each such vesting date. Further, under the agreement, as amended, Mr. Madden has the right, exercisable on certain specified dates in fiscal year 2012 only, to elect to further amend the agreement to receive an additional restricted stock award for a number of shares of Common Stock valued at $40,000,000 in consideration of a reduction in his annual base salary in years subsequent to 2012 as follows: $4,000,000 in 2013, $6,125,000 in 2014, $8,250,000 in 2015 and $7,026,042 in 2016 and in each year thereafter through the end of the term of employment. In the event that Mr. Madden elects to receive an additional restricted stock award, the additional restricted shares of Common Stock issued to Mr. Madden will vest in equal annual installments over six years commencing on December 31, 2018 through December 31, 2023, subject to Mr. Madden’s continued employment with the Company on each such vesting date. Mr. Madden’s right to receive an additional restricted stock award is subject to the availability of shares under the 2006 Plan, or any other plan designated by the Board of Directors and approved by the Company’s stockholders.

Mr. Madden is also eligible to receive annually, on or about the date of the Company’s annual meeting of stockholders, an option grant (the “Annual Option”) to purchase a number of shares of Common Stock, with such number to be equal to the greater of (a) not less than 100% of the largest aggregate number of shares of Common Stock available upon the exercise of an option or options granted to any other continuing full-time employee of the Company during the preceding twelve-month period and (b) 100,000 shares of Common Stock; provided, however, that a grant to Mr. Madden in excess of 150% of the number of shares of Common Stock subject to options granted to such other continuing full-time employee would require stockholder approval. Any Annual Option granted to Mr. Madden would vest quarterly over a one-year period following the grant date and would be exercisable at a price equal to the closing price of the Company’s Common Stock on the grant date for a period of five years following the grant date. In addition to the Annual Option, the agreement, as amended,  provides for a potential additional one-time stock option grant to purchase 500,000 shares of the Company’s Common Stock (the number of option shares to be subject to adjustment in the event of a future change in capital structure of the Company resulting from a stock split, reverse stock split or other transaction or event having similar effect) in the event that the Company achieves earnings per share, on a fully-diluted basis, equal to $3.00 in any fiscal year ending December 31, 2015 or after. If granted, the option would vest in equal annual installments of 20% over a five-year period and be exercisable for a period of seven years at a price equal to the closing price of the Company’s Common Stock on the date immediately preceding the grant date.

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In the event of Mr. Madden’s death, his employment agreement provides for the payment to Mr. Madden’s estate of his base salary for the 12-month period immediately subsequent to the date of his death. Further, in the event that Mr. Madden’s employment agreement is terminated due to Mr. Madden’s total disability (as defined in the agreement), “for cause” (as defined in the agreement) or due to Mr. Madden’s resignation, the Company is obligated to pay Mr. Madden the amount of compensation that is accrued and unpaid through the date of termination. In the event Mr. Madden’s employment agreement is terminated for any reason (other than “for cause” or due to his death, total disability or resignation), the Company is obligated to pay Mr. Madden, in installments, the balance of his base salary that would have been paid by the Company under the agreement for the full term of the agreement. If, during the period commencing 120 days prior to a “change of control” (as defined in the employment agreement) transaction and ending on the first anniversary of a change of control transaction, Mr. Madden’s employment is terminated by the Company other than for cause or by the resignation of Mr. Madden for “good reason” (as defined in the employment agreement), or if Mr. Madden resigns for good reason or without good reason within 30 days following a change of control transaction, all unvested options to purchase shares of Common Stock held by Mr. Madden will vest on the date of termination or resignation and Mr. Madden will be entitled to receive a lump sum cash payment equal to the amount of compensation that is accrued and unpaid through the date of termination plus $35 million. Mr. Madden’s employment agreement contains other customary provisions, including provisions regarding expense reimbursement, confidentiality, solicitation and competition.

For 2011 Fiscal Year, Mr. Madden earned (i) $709,133 in base salary; (ii) $200,000 in non-accountable expense allowance; (iii) a bonus of $2,984,665, representing 2% of the Company’s earnings before interest, tax, depreciation and amortization; (iv) a bonus of $7,252,094, earned based on 2.5% of the Company’s new business; and (v) a bonus of $748,823, based on 10% of Royalty/Licensing income over $2,000,000. As an Annual Option, on June 2, 2011, Mr. Madden was granted  an option to purchase 150,000 shares of Common Stock, under the 2006 Plan having an exercise price of $35.62 per share. The option vests in equal installments of 37,500 shares on each of  August 27, 2011, November 27, 2011, February 27, 2012 and May 27, 2012.

On June 25, 2007, the Company made a loan to Steven Madden, its Creative and Design Chief and a principal stockholder of the Company, in the amount of $3,000,000, in order for Mr. Madden to satisfy a personal tax obligation resulting from the exercise of a stock option which was due to expire and to hold the underlying shares of Common Stock. Mr. Madden executed a promissory note in favor of the Company, which is secured by a pledge of 315,000 shares of the Company’s Common Stock beneficially owned by Mr. Madden. There have been successive amendments to the note, the most recent of which occurred on January 3, 2012, at which time the note was amended and restated to extend the maturity date of the obligation to December 31, 2023 and eliminate accrual of interest after December 31, 2011; prior to the most recent amendment, the note had been accruing interest at the rate of 6% per annum. In addition, the amended and restated note provides that, commencing on December 31, 2014 and annually on each December 31 thereafter through the maturity date, one-tenth of the principal amount thereof, together with accrued interest, will be cancelled by the Company provided that Mr. Madden continues to be employed by the Company on each such December 31. Contemporaneously, the Company will release a number of pledged shares of Common Stock from the pledge generally correlating to the amount of indebtedness cancelled on such date. As of December 31, 2011, interest in the amount of $1,090,000 has accrued on the principal amount of the note.

Steven Madden is the brother of John L. Madden, who has been a director of the Company since the Company’s inception in 1990.

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Review, Approval or Ratification of Transactions with Related Persons

The Company’s written Conduct Code and Employee Handbook prohibit all conflicts of interest. Under the Conduct Code, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with the interests of the Company. The Company’s prohibition on conflicts of interest under the Conduct Code includes any related person transaction.

Related person transactions must be approved by the Board, or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or committee will consider all relevant factors, including, as applicable, (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties or, in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

The Company has multiple processes for reporting conflicts of interests, including related person transactions. Under the Conduct Code, all employees are required to report any actual or apparent conflict of interest, or potential conflict of interest, to management. The Chief Financial Officer distributes a questionnaire to the Company’s executive officers and management personnel on a quarterly basis and distributes a questionnaire to the members of the Board of Directors on an annual basis requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests, which information is then reviewed for any conflicts of interest under the Conduct Code.

The Board of Directors, the Audit Committee and the Disclosure Committee, which is comprised of management personnel, discuss the related party transactions, specifically, and in connection with the regular review processes attendant to the Company’s periodic filings, including related party transaction disclosures.

If a director is a party to or in some manner involved in a transaction involving the Company, he will be recused from all discussions and decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

COMPENSATION OF DIRECTORS IN THE 2011 FISCAL YEAR

The following table sets forth information concerning the compensation of the Company’s non-employee directors in the 2011 Fiscal Year. Following the table is a discussion of material factors related to the information disclosed in the table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		All Other Compensation($)		Total ($)

John L. Madden	37,500		(2)	1,615,333	(3)	1,652,833
Peter Migliorini	110,000	80,145	(4)	0		190,145
Richard P. Randall	110,000	80,145	(5)	0		190,145
Ravi Sachdev	85,000	80,145	(6)	0		165,145
Thomas H. Schwartz	85,000	80,145	(7)	0		165,145

(1) Reflects the grant date fair value of stock awards calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The amounts shown represent dollar amounts recognized in the 2011 Fiscal Year for financial statement reporting purposes under ASC Topic 718. The number of shares of Common Stock was calculated based on the fair value of the Company’s Common Stock on the grant date, June 2, 2011, by taking the closing sale price for a share of Common Stock on the Nasdaq for such grant date. There are no other assumptions made in the valuation of the stock awards.

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(2) At December 31, 2011, Mr. Madden owned no restricted stock awards or option awards outstanding.

(3) Includes: (a) the use of a corporate apartment valued at $63,106 and (b) $1,552,227 in fees, travel and health insurance premium allowance paid to JLM Consultants, Inc., a company wholly owned by Mr. Madden, as consideration for consulting services provided by JLM Consultants, Inc. with respect to the development of the Company’s international business.

(4) At December 31, 2011, the aggregate number of shares of restricted Common Stock held was 2,250, and Mr. Migliorini had no options outstanding.

(5) At December 31, 2011, the aggregate number of shares of restricted Common Stock held was 2,250, and Mr. Randall had no options outstanding.

(6) At December 31, 2011, the aggregate number of shares of restricted Common Stock held was 2,250, and Mr. Sachdev had no options outstanding.

(7) At December 31, 2011, the aggregate number of shares of restricted Common Stock held was 2,250, and Mr. Schwartz had no options outstanding.

Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board of Directors or any of its committees. In the 2011 Fiscal Year, each non-employee director, other than John L. Madden, received the following compensation:  (i) a grant of 2,250 shares of restricted Common Stock, vesting on the first anniversary of the Company’s 2011 annual meeting, May 27, 2012 and (ii) $75,000. John L. Madden, who is a non-independent director as a result of his ownership of JLM Consultants, Inc., a provider of consulting services to the Company with respect to international sales, received compensation of $37,500 for service as a director during the first two quarters of 2011. Commencing July 1, 2011, the Company no longer pays John L. Madden a fee for his service on the Board of Directors. In the 2011 Fiscal Year, members of the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee each received an additional $10,000 for serving on such committees, except that the Audit Committee financial expert and the Chairman of the Compensation Committee each received $35,000. The Company reimburses its directors for any out-of-pocket expenses incurred by them in connection with services provided in such capacity.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of the Record Date (unless otherwise indicated) with respect to the beneficial ownership of the Common Stock of the Company by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company. A person is deemed to be a beneficial owner of any securities which that person has the right to acquire within 60 days.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class

Steven Madden c/o Steven Madden, Ltd. 52-16 Barnett Avenue Long Island City, NY 11104	4,112,728	9.19	%(2)

BOCAP Corp. c/o Steven Madden, Ltd. 52-16 Barnett Avenue Long Island City, NY 11104	2,005,375	4.52	%(3)

BlackRock Inc. 40 East 52nd Street New York, NY 10022	2,805,480	6.33	%(4)

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(1) Beneficial ownership as reported in the table below  has been determined in accordance with Item 403 of Regulation S-K and Rule 13d-3 of the Exchange Act and based upon 44,320,487 shares of Common Stock outstanding (excluding treasury shares) as of the Record Date.

(2) Mr. Madden’s beneficial ownership includes:  (i) 2,005,375 shares of Common Stock held by BOCAP Corp, a corporation wholly-owned by Mr. Madden; (ii) 442,500 shares of Common Stock that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (iii) 1,057,271 shares of restricted Common Stock granted under the 2006 Plan (which restricted stock includes 81,900 shares which will vest on January 11, 2013 and 975,371 shares which will vest in equal annual installments over seven years commencing on December 31, 2017 through December 31, 2023, in each case subject to forfeiture pursuant to the terms of the 2006 Plan and of Mr. Madden’s employment agreement); and (iv) 607,582 shares of Common Stock held by Mr. Madden directly. Mr. Madden has pledged to the Company 315,000 shares of Common Stock beneficially owned by him to secure the repayment of a loan made by the Company to Mr. Madden, which loan is discussed in the section of this Proxy Statement captioned “Certain Relationships and Related Party Transactions.”  Excluded are 731,196 shares of Common Stock beneficially owned by a grantor retained annuity trust, the trustee of which is unrelated to Mr. Madden and as to which Mr. Madden does not, directly or indirectly, have or share voting or investment power; Mr. Madden disclaims beneficial ownership of such shares.

(3) BOCAP Corp is a corporation wholly-owned by Steven Madden.

(4) Based solely on a Statement on Schedule 13G filed with the SEC on February 13, 2012 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting and dispositive power with respect to all such shares.

Security Ownership of Directors and Executive Officers

The following table sets forth information as of the Record Date (unless otherwise indicated) with respect to the beneficial ownership of Common Stock held by (a) each current director and nominee; (b) the Chief Executive Officer, the Chief Financial Officer and the three most highly compensated executive officers of the Company other than the Chief Executive Officer and the Chief Financial Officer (the “Named Executive Officers”); and (c) all current directors and executive officers as a group. A person is deemed to be a beneficial owner of any securities which that person has the right to acquire within 60 days. Each director and executive officer has sole voting power and dispositive power with respect to all shares beneficially owned by him or her.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class

Edward R. Rosenfeld	378,125	*	%	(3)
Arvind Dharia	168,503	*	%	(4)
Awadhesh Sinha	60,000	*	%	(5)
Robert Schmertz	268,812	*	%	(6)
Amelia Newton Varela	87,411	*	%	(7)
John L. Madden	24,750	*	%	(8)
Peter Migliorini	2,250	*	%	(9)
Richard P. Randall	13,875	*	%	(10)
Thomas H. Schwartz	12,150	*	%	(11)
Ravi Sachdev	12,375	*	%	(12)
All Directors and Executive Officers as a Group (10 persons named above)	1,028,251	2.30%		(13)

* Indicates beneficial ownership of less than 1%.

(1) The address for each of the named individuals below is c/o Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York  11104.

(2) Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-K and Rule 13d-3 of the Exchange Act and based upon 44,320,487 shares of Common Stock outstanding (excluding treasury shares) as of the Record Date.

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(3) Mr. Rosenfeld’s beneficial ownership includes: (i) 210,750 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (ii) 110,000 shares of restricted Common Stock; and (iii) 57,375 shares of Common Stock held by Mr. Rosenfeld.

(4) Mr. Dharia’s beneficial ownership includes: (i) 67,500 shares of Common Stock that may be acquired through the exercise of  options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (ii) 37,050 shares of restricted Common Stock; and (iii) 63,953 shares of Common Stock held by Mr. Dharia.

(5) Mr. Sinha’s beneficial ownership includes: (i) 42,500 shares of restricted Common Stock; and (ii) 17,500 shares of Common Stock held by Mr. Sinha.

(6) Mr. Schmertz’s beneficial ownership includes: (i) 42,187 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (ii) 8,438 shares of restricted Common Stock; and (iii) 218,187 shares of Common Stock held by Mr. Schmertz.

(7) Ms. Varela’s beneficial ownership includes: (i) 75,938 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; and (ii) 11,473 shares of restricted Common Stock.

(8) Mr. Madden’s beneficial ownership consists of 24,750 shares of Common Stock held by Mr. Madden.

(9) Mr. Migliorini’s beneficial ownership consists of 2,250 shares of restricted Common Stock.

(10) Mr. Randall’s beneficial ownership includes:  (i) 2,250 shares of restricted Common Stock; and (ii) 11,625 shares of Common Stock held by Mr. Randall, all of which shares have been pledged by Mr. Randall as collateral security in a margin brokerage account.

(11) Mr. Schwartz’s beneficial ownership includes: (i) 2,250 shares of restricted Common Stock; and (ii) 9,900 shares of Common Stock held by Mr. Schwartz.

(12) Mr. Sachdev’s beneficial ownership includes: (i) 2,250 shares of restricted Common Stock; and (ii) 10,125 shares of Common Stock held by Mr. Sachdev.

(13) Includes, in aggregate, 396,375 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the Record Date; (ii) 218,461 shares of restricted Common Stock; and (iii) 413,415 shares of Common Stock held by such beneficial owners.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, file with the SEC reports of initial ownership of Common Stock and subsequent changes in that ownership and furnish the Company with copies of all forms they file with the SEC pursuant to Section 16(a) of the Exchange Act. A late report was filed on September 14, 2011 to report that John L. Madden sold 3,000 shares of Common Stock on September 8, 2011. A late report was filed on September 21, 2011 to report that Richard P. Randall sold 1,000 shares of Common Stock on August 31, 2011 and 1,000 shares of Common Stock on September 1, 2011. To the Company’s knowledge, based solely on a review of the copies of the reports furnished to the Company or written representations received from the Company’s directors, officers and greater than 10% beneficial owners that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during, or in respect of, the fiscal year ended December 31, 2011.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Objectives and Strategy

The Company’s executive officer compensation program is designed to attract and retain the caliber of officers needed to ensure the Company’s continued growth and profitability and to reward them for their performance, the Company’s performance and for creating longer term value for our stockholders. The primary objectives of the program are to:

•	align rewards with performance that creates stockholder value;
•	support the Company’s strong team orientation;
•	encourage high-potential team players to build a career at the Company; and
•	provide rewards that are cost-efficient, competitive with other organizations and fair to employees and stockholders.

The Company’s executive compensation programs are approved and administered by the Compensation Committee of the Board of Directors. Working with management and outside advisors, the Compensation Committee has developed a compensation and benefits strategy that rewards performance and reinforces a culture that the Compensation Committee believes will drive long-term success.

The compensation program rewards team accomplishments while promoting individual accountability. The executive officer compensation program depends in significant measure on Company results, but business unit results and individual accomplishments are also very important factors in determining each executive’s compensation. The Company has a robust planning and goal-setting process that is fully integrated into the compensation system, enhancing a strong relationship between individual efforts, Company results, and financial rewards.

A major portion of total compensation is placed at risk through annual and long-term incentives. As noted below, discretionary bonuses were paid to the Named Executive Officers. The combination of incentives is designed to balance annual operating objectives and Company earnings performance with longer-term stockholder value creation.

The Company seeks to provide competitive compensation that is commensurate with performance. The Company targets compensation at the median of the market, and calibrates both annual and long-term incentive opportunities to generate less-than-median awards when goals are not fully achieved and greater-than-median awards when goals are exceeded.

The Company seeks to promote a long-term commitment to the Company by its senior executives. The Company believes that there is great value to the Company in having a team of long-tenured, seasoned managers. The Company’s team-focused culture and management processes are designed to foster this commitment. In addition, stock options and/or restricted Common Stock awards granted to Named Executive Officers in the 2011 Fiscal Year reinforce this long-term orientation with annual vesting over a four-year period.

Role of the Compensation Committee

General. The Compensation Committee provides overall guidance for the Company’s executive compensation policies and determines the amounts and elements of compensation for the Company’s executive officers and outside directors. The Compensation Committee currently consists of two members of the Company’s Board of Directors, Messrs. Migliorini and Schwartz, each of whom is an independent director under Rule 5605 of The Nasdaq Global Select Market listing standards, a “non-employee director” as defined under the SEC’s rules and an “outside director” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

When considering decisions concerning the compensation of executives, other than the Chief Executive Officer, the Compensation Committee asks for the recommendations of the Chief Executive Officer, including his detailed evaluation of each executive’s performance. No executive has a role in recommending compensation for outside directors. With respect to the application of the 2006 Plan to non-employee directors, the Board of Directors functions as the Compensation Committee.

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Use of Outside Advisors. In making its determinations with respect to executive compensation, the Compensation Committee has historically engaged the services of an independent compensation consulting firm. The Compensation Committee has retained the services of James F. Reda & Associates, LLC (“Reda & Associates”) since 2005 to assist with its review of the compensation packages and employment agreements of the Chief Executive Officer and other executive officers. In 2011, Reda & Associates worked with the Compensation Committee to assess the reasonableness of discretionary cash bonus payments, including equity grants, to Messrs. Rosenfeld, Dharia, Sinha and Schmertz based on the Company’s performance in 2010 and the reasonableness of the terms of a new employment agreement for Ms. Varela as compared with comparable positions in the peer group listed below. Executive compensation for the other named executive officers was based on prior employment agreements with pay structures and levels guided by Reda & Associates’ market studies just prior to the consummation of the agreements. Position-specific market studies were completed in 2009 and 2010 in support of the design of these agreements. Reda & Associates provides only executive compensation consulting services and works with management only at the behest of the Compensation Committee.

The Compensation Committee retains Reda & Associates directly, although in carrying out assignments, Reda & Associates also interacts with Company management, when necessary and appropriate, in order to obtain compensation and performance data for the executives and the Company. In addition, Reda & Associates may, in its discretion, seek input and feedback from management regarding its consulting work product prior to presentation to the Compensation Committee in order to confirm alignment with the Company’s business strategy and identify data questions or other similar issues, if any, prior to presentation to the Compensation Committee.

The Compensation Committee has the sole authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors who assist the Committee in carrying out its responsibilities.

Consideration of 2011 Stockholder Say on Pay Vote. At our 2011 Annual Meeting of Stockholders, our stockholders overwhelmingly approved, on an advisory basis, the compensation of our Named Executive Officers (99.4% of votes cast), and voted for approval of an annual frequency for future advisory votes with respect to our Named Executive Officer compensation (71.4% of votes cast). The Compensation Committee believes this level of stockholder support reflects a strong endorsement of our compensation policies and decisions. The Compensation Committee has considered the results of this advisory vote on executive compensation in determining the Company’s compensation policies and decisions for 2012, and has determined that these policies and decisions are appropriate and in the best interests of the Company and its stockholders at this time. In addition, the Company’s Board of Directors has considered the stockholder vote and management’s recommendation regarding the frequency of future stockholder advisory votes on the compensation of the Company’s Named Executive Officers and, at a meeting of the Board of Directors on July 28, 2011, adopted the stockholders’ recommendation of an annual advisory vote on the compensation of the Company’s Named Executive Officers until the next required vote on this matter, which will occur no later than the Company’s Annual Meeting of Stockholders in 2017, or until the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

Compensation Structure

Pay Elements - Overview

The Company utilizes four main components of compensation:

•	base salary;
•	annual performance-based cash bonuses;
•	long-term equity incentives (consisting of stock options and restricted stock); and
•	benefits and perquisites.

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Pay Elements - Details

Base Salary. The Company paid base salaries to each of the Named Executive Officers to provide them with fixed pay that considers the Named Executive Officer’s role and responsibilities, experience, expertise and individual performance. As more fully described in the section of this Proxy Statement captioned “Employment Arrangements,” as of December 31, 2011, the Company had employment agreements with each of the Named Executive Officers. A full description of each Named Executive Officer’s base salary is contained in the section of this Proxy Statement captioned “Employment Arrangements.”  The Compensation Committee, as constituted at the time the parties entered into the employment agreements or any amendments thereof, reviewed and approved the salary established in each such agreement or amendment. The Compensation Committee considered each employee’s salary history, value in the marketplace and performance (including at the Company and previous employment).

Under the employment agreement of our Chief Executive Officer, Mr. Rosenfeld, annual base salary was fixed at $525,000 for the 2011 Fiscal Year and, on January 1, 2012, increased to and remains at $551,250 until the agreement expires on December 31, 2012. The employment agreement of our Chief Operating Officer, Mr. Sinha, provides for an annual base salary of $575,000 for the 2011 Fiscal Year and throughout the term of the agreement, which will expire on December 31, 2013. Under the employment agreement, as amended, of our Chief Financial Officer, Mr. Dharia, annual base salary for the 2011 Fiscal Year was fixed at $528,304 and increased to and remains at $554,719 until the agreement expires on December 31, 2014. The employment agreement of our Brand Director, Mr. Schmertz, provides for an annual base salary of $660,000 for the 2011 Fiscal Year and subsequent years, until the agreement expires on December 31, 2012. The annual base salary of our Executive Vice President - Wholesale, Ms. Varela, was fixed at $450,000 for the 2011 Fiscal Year and for the remainder of the term of an employment agreement, which will expire on December 31, 2013. Please see the section of this Proxy Statement captioned “Summary Compensation Table” and “Employment Arrangements.” Salary increases for Named Executive Officers are generally consistent with those of other management employees.

Annual Performance-based Cash Bonus - Based on Specific Performance Metrics. Annual performance-based cash bonuses, if any, for Named Executive Officers are established in their respective employment agreements. The Compensation Committee reviewed and approved the bonus provisions fixed in each such employment agreement at the time the parties entered into such agreements and any amendments thereof. Such bonus provisions generally provide for variable or discretionary bonuses designed to reward attainment of business goals.

Under Ms. Varela’s employment agreement, she is entitled to an annual performance-based cash bonus for each fiscal year in an amount equal to 2% of the increase, if any, in Wholesale Division EBIT for that year over Wholesale Division EBIT for the immediately prior year, excluding from such bonus calculation EBIT attributable to any business acquired after January 31, 2011 until the acquired business has been owned by the Company for two full calendar years. For the 2011 Fiscal Year, Ms. Varela’s annual performance-based cash bonus was $63,351, reflecting 2% of $3,167,569, the increase in 2011 Wholesale Division EBIT (exclusive of EBIT attributable to businesses acquired in the 2011 Fiscal Year) over that of 2010.

Annual Performance-based Cash Bonus - Not Based on Specific Performance Metrics. The decision to pay cash bonuses to Messrs. Rosenfeld, Dharia, Sinha and Schmertz and Ms. Varela for the 2011 Fiscal Year and the amount of each such Named Executive Officer’s bonus was determined wholly at the discretion of the Compensation Committee. The Compensation Committee evaluated a variety of indicators of the Company’s overall financial performance, including revenue growth and profitability, and assessed and made subjective judgments as to each of these executive’s individual contribution towards the Company’s performance in the 2011 Fiscal Year in determining whether to pay cash bonuses to these executives and establishing the amount to be paid. With respect to the determination to award bonuses to Messrs. Dharia, Sinha and Schmertz and Ms. Varela, the Compensation Committee also considered the recommendations of the Chief Executive Officer, Mr. Rosenfeld. The Company paid cash bonuses of $200,000, $100,000, $150,000, $500,000 and $186,649, respectively, to Messrs. Rosenfeld, Dharia, Sinha and Schmertz and Ms. Varela for the 2011 Fiscal Year. Reda & Associates reviewed these bonus payments and total payments and awards for the 2011 Fiscal Year to ensure these bonus payments were within market range for each executive.

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Long-term Equity Incentives. Management and the Compensation Committee believe that equity-based awards are an important factor in aligning the long-term financial interest of the executive officers and stockholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of designing and administering the Company’s compensation program. Beginning in 2006, the Compensation Committee modified its prior practice of granting equity incentives solely in the form of stock options with periodic awards of restricted stock in order to grant awards that contain both substantial incentive and retention characteristics. These awards are designed to provide emphasis on preserving stockholder value generated in recent years while providing significant incentives for continuing growth in stockholder value.

With respect to the 2011 Fiscal Year, Ms. Varela received a stock option for 150,000 shares of Common Stock at an exercise price of $25.45 (the number of shares and exercise price indicated having been adjusted for a May 31, 2011 three-for-two stock split effected as a stock dividend), which vests in four equal annual installments. Mr. Rosenfeld received a restricted stock award of 30,000 shares of Common Stock (the number of shares indicated having been adjusted for a May 31, 2011 three-for-two stock split effected as a stock dividend), which vests in four equal annual installments. Mr. Dharia received a restricted stock award of 15,000 shares of Common Stock (the number of shares indicated having been adjusted for a May 31, 2011 three-for-two stock split effected as a stock dividend), which vests in four equal annual installments. Mr. Schmertz received a restricted stock award of 11,250 shares of Common Stock (the number of shares indicated having been adjusted for a May 31, 2011 three-for-two stock split effected as a stock dividend), which vests in four equal annual installments. The grants to Ms. Varela and Mr. Dharia were made under their employment agreements, the terms of which were approved by the Compensation Committee. The grants to Mr. Rosenfeld and Mr. Schmertz were also approved by the Compensation Committee. Reda & Associates reviewed the individual grant values relative to market practice. All of the equity awards in the 2011 Fiscal Year were made under the 2006 Plan. The Committee intends to continue to review the equity mix to achieve the ideal incentive for both performance and retention. With respect to stock options, the 2006 Plan provides that the exercise price shall be the closing market price per share of the Company’s Common Stock on the business day immediately preceding the grant date, which is fair market value for purposes of the 2006 Plan.

Other Benefits and Perquisites. The Company’s executive compensation program also includes other benefits and perquisites. These benefits and perquisites include annual matching contributions to executive officers’ 401(k) plan accounts, company-paid medical benefits, automobile allowances and leased automobiles, and life insurance coverage. The Compensation Committee annually reviews these other benefits and perquisites and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance. The Compensation Committee has approved these other benefits and perquisites as a reasonable component of the Company’s executive officer compensation program. Please see the section of this Proxy Statement captioned “Summary Compensation Table and, specifically, the column entitled “All Other Compensation” and the corresponding footnotes.

Pay Mix

The Company utilizes the particular elements of compensation described above because the Company believes that it provides a well-proportioned mix of secure compensation, retention value and at-risk compensation, which produces short-term and long-term performance incentives and rewards. By following this approach, the Company provides the executives a measure of security in the minimum expected level of compensation, while motivating the executives to focus on business metrics and other variables within their particular sector which will increase sales and margins and at the same time lower costs so as to produce a high level of short-term and long-term performance for the Company and long-term wealth creation for the executives, as well as reducing the risk of recruitment of top executive talent by competitors. The mix of metrics used for the annual performance bonuses and the Company’s long-term incentive program likewise provides an appropriate balance between short-term financial performance and long-term stock performance.

For the Named Executive Officers, the mix of compensation is weighted heavily toward at-risk pay (annual incentives and long-term incentives). Maintaining this pay mix results fundamentally in a pay-for-performance orientation for the Company’s executives, which is aligned with the Company’s stated compensation philosophy of providing compensation commensurate with performance.

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Pay Levels and Benchmarking

Pay levels for executives are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for peers within the Company, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole. The Compensation Committee is responsible for approving pay levels for the Named Executive Officers. In determining the pay levels, the Compensation Committee considers all forms of compensation and benefits.

The Compensation Committee assesses “competitive market” compensation using a number of sources. The primary data source used in setting competitive market levels for the Named Executive Officers is the information publicly disclosed by a peer group of the Company, which will be reviewed annually and may change from year to year. For the past three years, including the 2011 Fiscal Year, executive compensation and compensation design was reviewed in relation to the following peer companies:

American Apparel Inc.	Perry Ellis International, Inc.	Movado Group, Inc.
Bebe Stores, Inc.	G-III Apparel Group, Ltd.	Rocky Brands, Inc.
Brown Shoe Co. Inc.	Genesco, Inc.	Skechers U.S.A. Inc.
Kenneth Cole Productions Inc.	Guess, Inc.	Timberland Co.
Collective Brands, Inc.	Iconix Brand Group, Inc.	Under Armour, Inc.
Crocs, Inc.	The Jones Group Inc.	Volcom, Inc.
Deckers Outdoor Corp.	K-Swiss, Inc.	Weyco Group, Inc.
Delta Apparel, Inc.	Maidenform Brands, Inc.	Wolverine Worldwide

After consideration of the data collected on external competitive levels of compensation and internal needs, the Compensation Committee makes decisions regarding the Named Executive Officer’s target total compensation opportunities based on the need to attract, motivate and retain an experienced and effective management team. Relative to the competitive market data, the Compensation Committee generally intends that the base salary and target annual incentive compensation for each Named Executive Officer will be at the median of the competitive market.

As noted above, notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals vary based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operating goals and the creation of stockholder value.

Compensation Committee Discretion

The Compensation Committee retains the discretion to decrease all forms of incentive payouts based on significant individual or Company performance shortfalls, with the exception of any such payouts that are to be made pursuant to contractual commitments, such as the bonuses that may be paid to Ms. Varela, which are tied to the Company’s EBIT for the preceding year pursuant to her employment agreement. Similarly, the Compensation Committee retains the discretion to increase payouts and/or consider special awards for significant achievements, including, but not limited to, superior asset management, investment or strategic accomplishments and/or consummation of acquisitions, divestitures, capital improvements to existing properties, or sales made by certain of the Company’s divisions.

Risk Assessment

Bonus payments to executives are based either on the discretion of the Compensation Committee or are tied to growth in EBIT. Long-term incentives have been granted in the form of stock options and time-vested restricted stock that generally vest over four years. These programs have been in place for several years and have proved effective in rewarding performance while not encouraging inappropriate risk-taking.

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The Compensation Committee undertook to review and evaluate all of our executive and company-wide compensation plans and programs to assess whether any aspect of these plans and programs would encourage inappropriate risk-taking by the Company’s executives and non-executive employees that could have a material adverse effect on the Company and to confirm that the Company has adequate risk management controls in place to ensure that executive and company-wide compensation is reasonable and achieves its intended incentive without creating unacceptable risk. Based on such review and evaluation, the Compensation Committee believes there is no material adverse risk to the Company that is related to our compensation programs for executives and non-executives.

This review and evaluation of our compensation plans and programs risks consisted of:

•	identifying those business risks that could be material to the Company and identifying our existing risk management system;

•	reviewing and analyzing our compensation plans and programs to identify plan and program features that could potentially encourage or introduce excessive or imprudent risk taking of a material nature;

•	identifying the business risks that our compensation plan and program features could potentially encourage or create;

•	balancing these business risks against our existing internal control systems designed to manage and mitigate these business risks; and

•	analyzing whether the unmitigated risks, as a whole, are reasonably likely to have a material adverse effect on the Company.

Various persons were consulted during the course of the assessment, including our executive officers and senior members of our human resources department. The Compensation Committee engages Reda & Associates to review our executive and company-wide compensation plans and programs and provide advice regarding appropriate levels of incentive.

The Compensation Committee noted several features of our compensation structure that mitigate risk, including, for example:

•	the Company utilizes a pay mix that is well balanced between short-term financial performance and long-term stock performance, comprised of secure compensation in the form of base salary, short-term incentives in the form of potential for cash bonuses, and long-term incentives in the form of stock options and time-vested restricted stock that generally vest over four years;

•	in most instances, management or the Compensation Committee retains the discretion to decrease all forms of incentive compensation based on significant individual or Company performance shortfalls;

•	we periodically benchmark our compensation plans and programs and target executive and non-executive compensation within the normal limits of the competitive market; and

•	the Compensation Committee provides oversight of the Company’s compensation plans and programs and compensation philosophy, makes recommendations to the Board with respect to improvements to our compensation plans and programs, and is responsible for reviewing and approving executive compensation and administering and awarding incentive, deferred and equity compensation to our senior executives.

In light of the assessment described above, it was concluded that the risks associated with our compensation plans and programs (executive and company-wide) are not reasonably likely to have a material adverse effect on the Company.

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Implications of Tax and Accounting Matters

As a general matter, the Compensation Committee considers the various tax and accounting implications of compensation vehicles employed by the Company. While the Compensation Committee reviews and considers both the accounting and tax effects of various components of compensation, these effects are not a significant factor in the Compensation Committee’s allocation of compensation among the different components.

In general, the Company believes that compensation paid to executive officers should be deductible for U.S. tax purposes. In certain instances, however, the Compensation Committee also believes that it is in the Company’s best interests, and that of its stockholders, to have the flexibility to pay compensation that is not deductible under the limitations of Section 162(m) of the Code in order to provide a compensation package consistent with the Company’s objectives.

As more fully described below under the heading “Termination, Change-in-Control and Non-Competition/Non-Solicitation,” all of the executive officers of the Company whose names appear in the Summary Compensation Table contained in this Proxy Statement are entitled to receive certain compensation in the event of a termination of employment in connection with a change-in-control event for the Company, which payments may trigger the application of the “golden parachute” provisions of Sections 280G and 4999 of the Code. Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change-in-control. In addition, Section 4999 of the Code imposes a 20% excise tax on the individual receiving the excess parachute payment. Excess parachute payments are golden parachute payments that exceed an amount determined under Section 280G based on the executive’s prior compensation. In approving the compensation arrangements of our Named Executive Officers, our Compensation Committee considers all elements of the cost to our Company of providing such compensation including the potential impact of Sections 280G and 4999 which, under certain circumstances, may limit the deductibility to the Company of executive compensation. However, our Compensation Committee may determine, in its judgment, to authorize compensation arrangements that could give rise to loss of deductibility under Section 280G and the imposition of excise taxes under Section 4999 when it believes that such arrangements are appropriate to attract and retain executive talent.

Conclusion

The level and mix of compensation that is finally decided upon is considered within the context of both the objective data from the Company’s competitive assessment of compensation and performance, as well as discussion of the subjective factors as outlined above. The Compensation Committee believes that each of the compensation packages for the Named Executive Officers is within the competitive range of practices when compared to the objective comparative data even where subjective factors have influenced the compensation decisions.

Compensation Committee Interlocks and Insider Participation

During the 2011 Fiscal Year, the following directors served on the Compensation Committee: Peter Migliorini (Chairman) and Thomas H. Schwartz. During the 2011 Fiscal Year:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000;

•	none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee;

•	none of the Company’s executive officers was a director of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee; and

•	none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on the Company’s Board of Directors.

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Executive Officers

The following table identifies the executive officers of the Company, and their ages and positions:

Name	Age	Position

Edward R. Rosenfeld	36	Chairman of the Board and Chief Executive Officer

Arvind Dharia	62	Chief Financial Officer and Secretary

Awadhesh Sinha	66	Chief Operating Officer

Robert Schmertz	48	Brand Director

Amelia Newton Varela	40	Executive Vice President of Wholesale

Arvind Dharia has been the Chief Financial Officer of the Company since October 1992 and was a director of the Company from December 1993 through May 2004. Mr. Dharia has been Secretary of the Company since 1993. From December 1988 until joining the Company in September 1992, Mr. Dharia was Assistant Controller of Millennium III Real Estate Corp., a real estate management company.

Awadhesh Sinha became the Chief Operating Officer of the Company in July 2005. Mr. Sinha was a director of the Company, from October 2002 to July 2005, before joining the Company as its Chief Operating Officer. Mr. Sinha was the Chief Operating Officer and Chief Financial Officer of WEAR ME Apparel Inc., a company that designs, manufactures and markets branded and non-branded children’s clothing, from 2003 to July 2005. Prior to that, Mr. Sinha worked for Salant Corporation, a company that designs, manufactures and markets men’s clothing, for 22 years, and held the position of Chief Operating Officer and Chief Financial Officer of Salant Corporation from 1998 to 2003.

Robert Schmertz has been the Brand Director since January 2006. Mr. Schmertz served as President of Steve Madden Women’s Wholesale Division and Brand Manager from September 2001 through January 2006. Additionally, Mr. Schmertz served as President of Shoe Biz, Inc., formerly a wholly owned subsidiary of Steven Madden Retail, Inc., from May 1998 through August 2001. Before joining the Company, Mr. Schmertz was President of Daniel Scott Inc. from November 1995 to May 1998. Previously, Mr. Schmertz was the East Coast Sales Manager for Impo International from January 1993 through November 1995. From April 1990 to December 1992, Mr. Schmertz served as a sales representative for Espirit de Corp. based in San Francisco, California.

Amelia Newton Varela has been Executive Vice President of Wholesale since April 2008. Ms. Varela was Executive Vice President of Wholesale Sales from November 2004 to April 2008. Previously, she was Vice President of Sales for Steve Madden Women’s Wholesale Division from January 2000. Prior to that, she was Account Executive for Steve Madden Women’s Wholesale Division from 1998. Before joining the Company, Ms. Varela was the sales assistant to the Executive Vice President of Sales for Merrin Financial. She graduated from The Fashion Institute of Technology in 1995.

Please see the section of this Proxy Statement captioned “Proposal One: Election of Directors -- Biographical Summaries of Nominees for the Board of Directors” for information concerning the Company’s Chairman of the Board and Chief Executive Officer, Edward R. Rosenfeld, and the Company’s other directors.

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SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned for all services rendered to the Company in all capacities in the 2011, 2010 and 2009 fiscal years, respectively, by the Company’s Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer, who were serving at the end of 2011, 2010 and 2009, respectively. In this Proxy Statement, the Company refers to this group of people as the Company’s “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total Compensation ($)

Edward R. Rosenfeld	2011	525,000	200,000	886,600	0	0		17,423	(2)	1,629,023
Chief Executive Officer	2010	500,000	100,000	0	0	0		22,350	(3)	622,350
	2009	400,000	100,000	1,977,000	742,218	0		5,885	(4)	3,225,103

Arvind Dharia	2011	528,304	100,000	443,300	0	0		105,713	(5)	1,177,317
Chief Financial Officer	2010	528,304	50,000	364,240	0	0		94,415	(6)	1,036,959
	2009	479,573	50,000	0	296,887	0		97,782	(7)	924,242

Awadhesh Sinha	2011	575,000	150,000	0	0	0		19,352	(9)	744,352
Chief Operating Officer	2010	539,963	175,500	1,621,550	0	1,000,000	(8)	17,584	(10)	3,354,597
	2009	540,000	0	0	0	899,176	(8)	20,994	(11)	1,460,170

Robert Schmertz	2011	660,000	500,000	332,475	0	0		22,350	(12)	1,514,825
Brand Director	2010	660,000	350,000	0	0	0		22,350	(12)	1,032,350
	2009	600,000	400,000	0	1,337,514	0		22,750	(13)	2,360,264

Amelia Newton Varela	2011	450,000	186,649	0	1,462,500	63,351	(14)	22,350	(15)	2,184,850
Executive Vice President	2010	400,000	200,000	0	500,159	540,965	(14)	22,350	(15)	1,663,474
Of Wholesale	2009	400,000	0	0	556,664	421,224	(14)	22,750	(16)	1,400,638

(1)  The amounts in this column reflect the aggregate grant date fair value of awards granted during the applicable year for the fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009, respectively, calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Notes I or G to the Company’s audited financial statements for the fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2012, February 28, 2011 and March 12, 2010, respectively.

(2) Includes the following:  $15,000 automobile allowance and $2,423 in annual matching contributions to Mr. Rosenfeld’s 401(k) plan account.

(3) Includes the following:  $15,000 automobile allowance and $7,350 in annual matching contributions to Mr. Rosenfeld’s 401(k) plan account.

(4) Includes the following: $1,731 automobile allowance and $4,154 in annual matching contributions to Mr. Rosenfeld’s 401(k) plan account.

(5) Includes the following:  $14,400 automobile allowance, $83,963 life insurance premiums and $7,350 in annual matching contributions to Mr. Dharia’s 401(k) plan account.

(6)  Includes the following:  $6,738 automobile allowance, $80,327 life insurance premiums and $7,350 in annual matching contributions to Mr. Dharia’s 401(k) plan account.

(7) Includes the following:  $6,136 automobile allowance, $80,202 life insurance premiums and $11,444 in annual matching contributions to Mr. Dharia’s 401(k) plan account.

(8) Represents a non-equity incentive payment made pursuant to a bonus formula in Mr. Sinha’s employment agreement. See “Employment Arrangements.”

(9)  Includes the following: $12,002 automobile allowance and $7,350 in annual matching contributions to Mr. Sinha’s 401(k) plan account.

(10)  Includes the following: $10,108 automobile allowance and $7,476 in annual matching contributions to Mr. Sinha’s 401(k) plan account.

(11) Includes the following: $10,411 automobile allowance and $10,583 in annual matching contributions to Mr. Sinha’s 401(k) plan account.

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(12)  Includes the following:  $15,000 automobile allowance and $7,350 in annual matching contributions to Mr. Schmertz’s 401(k) plan account.

(13) Includes the following:  $15,000 automobile allowance and $7,750 in annual matching contributions to Mr. Schmertz’s 401(k) plan account.

(14)  Represents a non-equity incentive payment made pursuant to a bonus formula in Ms. Varela’s employment agreement. See “Employment Arrangements.

(15)  Includes the following:  $15,000 automobile allowance and $7,350 in annual matching contributions to Ms. Varela’s 401(k) plan account.

(16)  Includes the following:  $15,000 automobile allowance and $7,750 in annual matching contributions to Ms. Varela’s 401(k) plan account.

Employment Arrangements

Edward R. Rosenfeld. In April 2008 (effective in March 2008), the Company entered into an employment agreement with Edward R. Rosenfeld pursuant to which Mr. Rosenfeld agreed to serve as interim Chief Executive Officer of the Company for a term expiring on December 31, 2009. Effective August 8, 2008, the Company appointed Mr. Rosenfeld to serve as Chief Executive Officer and executive Chairman of the Board. The terms of Mr. Rosenfeld’s employment agreement remained unchanged. Under the employment agreement, for the year ended December 31, 2009, the Company agreed to pay Mr. Rosenfeld an annual base salary of $400,000 and such additional compensation and annual bonus as may be determined from time to time by the Board of Directors in its sole discretion. In November 2009, the Company entered into a new employment agreement with Mr. Rosenfeld to replace the prior employment agreement, which expired by its terms on December 31, 2009. Pursuant to his existing employment agreement, Mr. Rosenfeld continues to serve as Chief Executive Officer of the Company for a term commencing on November 6, 2009 and expiring on December 31, 2012, unless sooner terminated in accordance with the terms of the agreement. He also continues to serve as the executive Chairman of the Board of Directors of the Company. Pursuant to the existing agreement, the Company provided to Mr. Rosenfeld as base salary $500,000 and $525,000 during fiscal years 2010 and 2011, respectively. Commencing January 1, 2012, Mr. Rosenfeld’s base salary increased to and will remain at $551,250 until the agreement expires on December 31, 2012. The employment agreement provides that Mr. Rosenfeld will receive a monthly automobile allowance of $1,250 and additional compensation and bonuses, if any, will be paid to him at the absolute discretion of the Board of Directors. Pursuant to his employment agreement, on November 10, 2009, Mr. Rosenfeld was granted 112,500 shares of the Company’s Common Stock, subject to certain restrictions (the number of shares indicated having been adjusted for three-for-two stock splits effected as a stock dividend, which occurred on April 30, 2010 and May 31, 2011). These restricted shares of Common Stock, which were issued under the 2006 Plan, will vest in five equal annual installments of 22,500 shares commencing on the first anniversary of the date of the award.

In the event of his death, Mr. Rosenfeld’s employment agreement provides for the payment to his estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Rosenfeld’s death. The agreement also provides that if Mr. Rosenfeld’s employment agreement is terminated due to his “total disability” (as defined in the agreement), Mr. Rosenfeld will receive payment of his base salary for the 12-month period immediately subsequent to the date he is determined to be totally disabled. Mr. Rosenfeld’s employment agreement allows the Company to terminate his employment with “cause” (as defined in the employment agreement) or without cause. In the event that Mr. Rosenfeld’s employment is terminated by the Company for cause, the Company will have no further obligations to Mr. Rosenfeld, and Mr. Rosenfeld will be entitled to no further compensation from the Company, except for pro-rata amounts due to him on the date of his termination. In the event that Mr. Rosenfeld’s employment is terminated by the Company without cause or by Mr. Rosenfeld’s resignation for “good reason” (as defined in the employment agreement), Mr. Rosenfeld will be entitled to receive payment of his annual base salary, payable at regular payroll intervals, from the date of termination of employment through the longer of the remainder of the term of the agreement or six months.

In addition, if Mr. Rosenfeld’s employment is terminated by the Company without cause or by the resignation of Mr. Rosenfeld for good reason during the period commencing 90 days prior to a “change of control” (as defined in the employment agreement) transaction and ending 180 days following a change of control transaction, Mr. Rosenfeld will receive an amount equal to three times the average amount of total W-2 compensation actually received by him during the preceding three calendar years ending on the last previous December 31, except that in lieu of the actual base salary component received during such period, there shall be substituted the annual base salary to which Mr. Rosenfeld was entitled as of the date of termination or resignation (the “Change of Control Payment”). However, if the Change of Control Payment (or a portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, Mr. Rosenfeld shall be paid either (i) the Change of Control Payment (which shall be subject to all applicable taxes to be paid by the executive including the excise tax payable pursuant to Section 4999 and which shall be limited as to deductibility to the Company) or (ii) a reduced amount, calculated in accordance with Section 280G, that may be paid to the executive without the imposition of an excise tax under Section 4999 and which shall be fully deductible to the Company, whichever payment yields the greater after-tax benefit to the executive.

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Arvind Dharia. In January 1998, the Company entered into an employment agreement with Arvind Dharia, which has been amended from time to time, most recently on February 8, 2012. Pursuant to Mr. Dharia’s amended agreement, Mr. Dharia agreed to continue to serve as the Company’s Chief Financial Officer. The term of Mr. Dharia’s employment under his agreement, as amended, extends through December 31, 2014, and will be automatically extended for an additional one-year period unless either party timely notifies the other of its intention not to extend the term. Pursuant to the amended agreement, Mr. Dharia received a base salary of $479,573, $528,304 and $528,304 during fiscal years 2009, 2010 and 2011, respectively. Commencing January 1, 2012, Mr. Dharia’s annual base salary increased to and will remain $554,719 for the remaining term of the agreement. Mr. Dharia received a monthly automobile allowance of $1,200 prior to the most recent amendment of the agreement and beginning January 1, 2012, his monthly car allowance has increased to $1,400. The agreement provides that the Company will pay life insurance premiums on Mr. Dharia’s behalf of approximately $80,000 per year. Mr. Dharia’s employment agreement, as amended, provides for a grant of 10,000 shares of the Company’s Common Stock, subject to certain restrictions. These restricted shares of Common Stock were issued to Mr. Dharia on February 8, 2012 under the 2006 Plan and will vest in three substantially equal annual installments commencing on February 8, 2013. In addition, the amended agreement provides that Mr. Dharia will receive an annual bonus in such amount, if any, and at such time or times, as the Board of Directors may determine in its absolute discretion. Subject to availability of shares under the 2006 Plan, or any other plan designated by the Board of Directors and approved by the Company’s stockholders, Mr. Dharia is entitled to awards under such plan as may be determined by the Board of Directors, or a committee thereof, from time to time in its absolute discretion.

The agreement provides, in the event of Mr. Dharia’s death, for the payment to Mr. Dharia’s estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Dharia’s death. The agreement also provides that if Mr. Dharia’s employment agreement is terminated due to his “total disability” (as defined in the agreement), Mr. Dharia will receive payment of his base salary for the 12-month period immediately subsequent to the date he is determined to be totally disabled. In the event that Mr. Dharia’s employment agreement is terminated “for cause” (as defined in the agreement), the Company is obligated to pay Mr. Dharia the amount of compensation that is accrued and unpaid through the date of termination. In the event that Mr. Dharia’s employment agreement is terminated for any reason (other than “for cause” or due to his death or total disability), the Company is obligated to pay Mr. Dharia, in two installments, (a) an amount equal to the product of (x) his base salary on the effective date of such termination plus the bonus paid or payable, if any, for the fiscal year ended on the December 31st immediately preceding the termination date, multiplied by (y) the number of years (and fraction of years) remaining in the term; and (b) the amount payable to him, or on his account, for what would have been the balance of the term of his employment agreement with respect to certain benefits and plans as set forth in his employment agreement. If the Company decides not to renew the agreement (other than “for cause” or due to his total disability), then Mr. Dharia will be entitled to receive severance compensation, in cash, in an amount equal to his then-current base salary for the 90-day period commencing on the expiration of the term.

In addition, in the event that there is a “change of control” transaction and Mr. Dharia’s employment has been terminated by the Company other than “for cause” or if Mr. Dharia resigns “for good reason” (as such terms are defined in the agreement), Mr. Dharia will receive an amount equal to three times the total compensation he was entitled to receive under the agreement for the preceding 12-month period ending on the last previous December 31, except that in lieu of the actual base salary component received during such period, there shall be substituted the annual base salary to which Mr. Dharia was entitled to as of the date of termination or resignation (the “Change of Control Payment”). However, if the Change of Control Payment (or a portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, Mr. Dharia will be paid either (i) the Change of Control Payment (which shall be subject to all applicable taxes to be paid by the executive including the excise tax payable pursuant to Section 4999 and which shall be limited as to deductibility to the Company) or (ii) a reduced amount, calculated in accordance with Section 280G, that may be paid to the executive without the imposition of an excise tax under Section 4999 and which shall be fully deductible to the Company, whichever payment yields the greater after-tax benefit to the executive.

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Awadhesh Sinha. In June 2005, the Company entered into an employment agreement with Awadhesh Sinha, which was amended in November 2007 and in October 2008, pursuant to which Mr. Sinha agreed to continue to serve as the Company’s Chief Operating Officer. Pursuant to his amended employment, Mr. Sinha received a base salary of $540,000 and $539,963 in fiscal year 2009 and fiscal year 2010, respectively. In respect of each of the Company’s 2009 and 2010 fiscal years, Mr. Sinha was eligible to receive a cash bonus under the Company’s 2006 Plan equal to 3% of the increase in the Company’s EBIT for such fiscal year over the EBIT of the immediately prior fiscal year up to a maximum bonus of $1,000,000 in any fiscal year. Mr. Sinha received a cash bonus of $1,000,000 and $899,176 for 2010 EBIT performance and 2009 EBIT performance, respectively. In addition, Mr. Sinha’s employment agreement, as amended, provided for certain deferred compensation with respect to 2008, 2009 and 2010. For the period commencing July 1, 2008 and ending December 31, 2008, the agreement, as amended, provided for a mandatory deferral of additional cash compensation in an amount equal to 25% of Mr. Sinha’s annual base salary, and the Company agreed to pay to Mr. Sinha such additional cash compensation provided that Mr. Sinha remained in the employ of the Company on December 31, 2010. For the period commencing January 1, 2009 and ending December 31, 2009, the agreement, as amended, provided for a mandatory deferral of additional cash compensation in an amount equal to 12.5% of Mr. Sinha’s annual base salary, and the Company agreed to pay to Mr. Sinha such additional cash compensation provided that Mr. Sinha remained in the employ of the Company on December 31, 2010. For the period commencing January 1, 2010 and ending December 31, 2010, the agreement, as amended, provided for a mandatory deferral of additional cash compensation in an amount equal to 7.5% of Mr. Sinha’s annual base salary, and the Company agreed to pay to Mr. Sinha such additional cash compensation provided that Mr. Sinha remained in the employ of the Company on December 31, 2010. Mr. Sinha received a total of $175,500, in cash, with respect to the deferred additional cash compensation for the 2008, 2009 and 2010 fiscal years subsequent to the end of the 2010 fiscal year.

On December 1, 2010, the Company entered into a new employment agreement with Mr. Sinha to replace the prior employment agreement, which was to expire by its terms on December 31, 2010. Pursuant to the new employment agreement, Mr. Sinha continues to serve as Chief Operating Officer of the Company for a term commencing on January 1, 2011 and expiring on December 31, 2013, unless sooner terminated in accordance with the terms of the agreement. Mr. Sinha’s annual base salary is $575,000 for the 2011 Fiscal Year and for the remainder of the term of the agreement. Pursuant to his employment agreement, Mr. Sinha receives a monthly automobile allowance of $1,750. The employment agreement also provides that the Company will pay term life insurance premiums on his behalf of approximately $3,500 per year. In addition, Mr. Sinha’s new employment agreement provides for a grant of 52,500 shares of the Company’s Common Stock, subject to certain restrictions (the number of shares indicated having been adjusted for a May 31, 2011 three-for-two stock split effected as a stock dividend). These restricted shares of Common Stock were issued to Mr. Sinha on December 1, 2010 under the 2006 Plan. The restricted Common Stock will vest in three annual installments of 17,500 shares commencing on the first anniversary of the grant date. Mr. Sinha’s new employment agreement provides that additional compensation and bonuses, if any, will be paid to him at the absolute discretion of the Board of Directors. Bonuses and other incentive-based compensation paid to Mr. Sinha are subject to recovery by the Company in the event of a determination that such compensation was based upon materially inaccurate financial statements.

In the event of his death, Mr. Sinha’s employment agreement provides for the payment to Mr. Sinha’s estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Sinha’s death. In the event Mr. Sinha’s employment agreement is terminated due to Mr. Sinha’s “total disability” or “for cause” (as such terms are defined in the agreement), or due to Mr. Sinha’s resignation without “good reason” (as such term is defined in the agreement), the Company is obligated to pay Mr. Sinha the amount of compensation that is accrued and unpaid through the date of termination. In addition, in the event of Mr. Sinha’s total disability, the Company is obligated to continue to pay Mr. Sinha’s base salary for the 12-month period immediately subsequent to the date of determination of such total disability. In the event Mr. Sinha’s employment agreement is terminated by the Company without cause or by the resignation of Mr. Sinha for good reason, Mr. Sinha would be entitled to receive payment of his annual base salary, payable at regular payroll intervals, from the date of termination of employment through the longer of (i) the remainder of the term or (ii) six months.

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In addition, if Mr. Sinha’s employment is terminated by the Company without cause or if Mr. Sinha resigns for good reason during the period commencing 120 days prior to a “change of control” (as defined in the agreement) and ending 180 days after a change of control, Mr. Sinha would be entitled to receive an amount equal to three times the total W-2 compensation actually received by him during the preceding twelve-month period ending on the last previous December 31st, except that, in lieu of the actual base salary compensation received, the annual base salary to which Mr. Sinha was entitled as of the date of such termination or resignation of employment shall be substituted (the “Change of Control Payment”). However, if the Change of Control Payment (or a portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, Mr. Sinha will be paid either (i) the Change of Control Payment (which shall be subject to all applicable taxes to be paid by the executive including the excise tax payable pursuant to Section 4999 and which shall be limited as to deductibility to the Company) or (ii) a reduced amount, calculated in accordance with Section 280G, that may be paid to the executive without the imposition of an excise tax under Section 4999 and which shall be fully deductible to the Company, whichever payment yields the greater after-tax benefit to the executive.

Robert Schmertz. In April 2002, the Company entered into an employment agreement with Robert Schmertz pursuant to which Mr. Schmertz agreed to serve as President of Steve Madden Wholesale Women’s Division and Brand Manager for the Company. The term of the agreement commenced on April 1, 2002 and was extended in March 2005 and again in March 2007. Pursuant to the amended agreement, the Company agreed to pay Mr. Schmertz an annual salary of $600,000. In October 2009, the Company entered into a new employment agreement with Mr. Schmertz to replace the prior employment agreement, which was to expire by its terms on December 31, 2009. Pursuant to the new employment agreement, Mr. Schmertz continues to serve as Brand Director of the Company for a term commencing on October 7, 2009 and expiring on December 31, 2012, unless sooner terminated in accordance with the terms of the agreement. Mr. Schmertz’s annual base salary during the period from October 7, 2009 through December 31, 2009 remained $600,000. His annual base salary was increased to $660,000 commencing on January 1, 2010 for the duration of the term. Mr. Schmertz receives a monthly automobile allowance of $1,250. Pursuant to the new employment agreement, Mr. Schmertz received a fiscal year 2009 performance bonus of $300,000 (minus withholding taxes), $200,000 of which was paid to him in October 2009 and the remaining $100,000 of which was paid to him in March 2010. The new employment agreement provides that Mr. Schmertz may receive additional bonuses, if any, at the absolute discretion of the Board of Directors. In addition, pursuant to the new employment agreement, on October 8, 2009, Mr. Schmertz received an option to purchase 112,500 shares of Common Stock, pursuant to the terms of the 2006 Plan, at an exercise price of $16.49 per share (the number of shares and exercise price indicated having been adjusted for three-for-two stock splits effected as a stock dividend, which occurred on April 30, 2010 and May 31, 2011). The option vests in equal annual installments of 22,500 shares over a five-year period on each anniversary of the date of the grant commencing on October 8, 2010 and remains exercisable until October 8, 2016.

In the event of Mr. Schmertz’s death, the employment agreement provides for the payment to his estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Schmertz’s death. The agreement also provides that if Mr. Schmertz’s employment agreement is terminated due to his “total disability” (as defined in the agreement), Mr. Schmertz will receive payment of his base salary for the 12-month period immediately subsequent to the date he is determined to be totally disabled. The Company may terminate the employment agreement for “cause” (as defined in the employment agreement), in which event Mr. Schmertz would be entitled to receive only his accrued and unpaid base salary through the date of termination. In the event that Mr. Schmertz’s employment is terminated by the Company without cause, he would be entitled to receive payment of his annual base salary, payable at regular payroll intervals, from the date of termination through the remainder of the term. In addition, if Mr. Schmertz’s employment is terminated by the Company without cause during the period commencing 30 days prior to a “change of control” (as defined in the employment agreement) transaction and ending 180 days after a change of control transaction, he would be entitled to receive an amount equal to the lesser of (i) the average amount of total compensation actually received by him during the preceding three calendar years multiplied by 3 and (ii) the maximum amount that is tax deductible to the Company under Section 280G of the Code, such amount to be in lieu of and not in addition to any other payments to which Mr. Schmertz would be entitled in the event of the termination of his employment.

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Amelia Newton Varela. In October 2004, the Company entered into an employment agreement with Amelia Newton Varela, pursuant to which Ms. Varela agreed to serve as Executive Vice President of Wholesale Sales. In April 2008, the Company entered into a new employment agreement with Ms. Varela, pursuant to which Ms. Varela agreed to serve as Executive Vice President of Wholesale and Retail for a term commencing on April 29, 2008 and ending on December 31, 2010. Pursuant to the employment agreement, Ms. Varela was granted an option to purchase 56,250 shares of Common Stock of the Company at an exercise price of $8.35 per share on April 1, 2009 and an option to purchase 56,250 shares of Common Stock of the Company at an exercise price of $21.76 per share on April 1, 2010 (the number of shares and exercise prices indicated having been adjusted for three-for-two stock splits effected as a stock dividend, which occurred on April 30, 2010 and May 31, 2011). Such options shall vest 20% each year for five years, commencing on the first anniversary date of the grant of the options, have a term of seven years and have an exercise price equal to the market price on the grant date. Under Ms. Varela’s 2008 employment agreement, her annual base salary was $400,000  for the 2009 and 2010 fiscal years. Under the terms of the agreement, the Company agreed to pay Ms. Varela an annual bonus for each of 2009 and 2010 in an amount equal to 2% of the increase, if any, in Wholesale Footwear Division EBIT for that year over Wholesale Footwear Division EBIT for the immediately prior year, plus 1.5% of the increase, if any, in Retail Division EBIT for that year over Retail Division EBIT for the immediately prior year. Ms. Varela received a cash bonus of $540,965 and $421,224 for 2010 EBIT performance and 2009 EBIT performance, respectively. In addition, under her employment agreement, Ms. Varela would be entitled to a cash bonus of $200,000 if still employed by the Company on December 31, 2010, which bonus was paid to Ms. Varela subsequent to the end of the 2010 fiscal year.

On January 31, 2011, the Company entered into a new employment agreement with Ms. Varela to replace the prior employment agreement which expired by its terms on December 31, 2010. Pursuant to her new employment agreement, Ms. Varela will serve as the Executive Vice President - Wholesale for a term commencing January 1, 2011 and expiring on December 31, 2013, unless sooner terminated in accordance with the terms of the agreement. During the term of her new employment agreement, Ms. Varela will receive an annual base salary of $450,000 and a monthly automobile allowance of $1,250. In addition, pursuant to the new employment agreement, on February 1, 2011, Ms. Varela was granted an option to purchase 150,000 shares of the Company’s Common Stock under the 2006 Plan, at an exercise price of $25.45 per share (the number of shares and exercise price indicated having been adjusted for a May 31, 2011 three-for-two stock split effected as a stock dividend), which option becomes exercisable in four equal annual installments of 37,500 on each anniversary of the date of grant, commencing on February 1, 2012. In addition, Ms. Varela is entitled to an annual performance-based cash bonus for each of the fiscal years ended December 31, 2011, 2012 and 2013 in an amount equal to 2% of the increase, if any, in the Wholesale Division EBIT for each such year over the Wholesale Division EBIT for the immediately preceding year. Wholesale Division EBIT attributable to any business acquired by the Company after January 31, 2011 will not be included for the purpose of determining Ms. Varela’s bonus until the acquired business has been owned by the Company for two full calendar years. Ms. Varela received a cash bonus of $63,351 for 2011 Wholesale Division EBIT performance.

In the event that Ms. Varela’s employment agreement is terminated due to Ms. Varela’s “disability” (as defined in the agreement) or death, the Company is obligated to pay Ms. Varela (or her estate) the amount of accrued and unpaid salary through the date of termination plus any performance-based cash bonus that has accrued for the year prior to termination and is unpaid at the time Ms. Varela’s employment is terminated due to her  disability or death. The Company may terminate the agreement for “cause” (as defined in the agreement) and, in such event, Ms. Varela will be entitled only to accrued and unpaid salary through the date of termination of employment. In the event Ms. Varela’s employment is terminated by the Company without cause, she would be entitled to receive payment of her annual base salary, payable at regular payroll intervals, from the date of termination of employment through the remainder of the term plus any performance-based cash bonus that has accrued but not yet been paid. In the event that Ms. Varela’s employment is terminated by the Company without cause during the period commencing 30 days prior to a “change of control” (as defined in the agreement) transaction and ending 180 days following a change of control transaction, she is entitled to receive an amount equal to the lesser of (i) the average amount of total compensation actually received by her during the preceding three calendar years multiplied by 3 and (ii) the maximum amount that is tax deductible to the Company under Section 280G of the Code.

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GRANTS OF PLAN-BASED AWARDS IN THE 2011 FISCAL YEAR

The following table sets forth information concerning awards under the Company’s equity and non-equity incentive plans granted to each of the Named Executive Officers in the 2011 Fiscal Year, including performance-based awards and those using time-based vesting. Following the table is a discussion of material factors related to the information disclosed in the table.

			Estimated future payouts under non-equity incentive plan awards				All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date		Threshold ($)	Target ($)		Maximum ($)	or Units (#)	Options (#)	Awards ($/Sh)	Awards ($)
Edward R. Rosenfeld	03/16/11		—	—		—	30,000	—	—	886,600
Arvind Dharia	03/16/11		—	—		—	15,000	—	—	443,300
Awadhesh Sinha	n/a		—	—		—	—	—	—	—
Robert Schmertz	03/16/11		—	—		—	11,250	—	—	332,475
Amelia Newton Varela	01/31/11	(1)	—	380,051	(2)	—	—	—	—	—
	02/01/11		—	—		—	—	150,000	25.45	1,462,500

(1) Ms. Varela is a party to an employment agreement with the Company entered into on the date indicated above. Such employment agreement provides that the executive officer will receive a cash bonus under the Company’s 2006 Plan based on the Company’s performance in the immediately prior fiscal year, as measured by specified metrics. The employment agreement provides for such bonuses over several years corresponding to the term of such employment agreement. Since the performance metrics for each year’s awards are set forth in the employment agreement of the executive officer, the date of such employment agreement is indicated as the grant date of the award.

(2) Under an employment agreement dated January 31, 2011 between the Company and Ms. Varela, Ms. Varela is entitled to receive a cash bonus under the Company’s 2006 Plan on or about March 15, 2012 in an amount equal to 2% of the increase, if any, in the Wholesale division EBIT for the 2011 fiscal year over the Wholesale division EBIT for the 2010 fiscal year. Since it would not be possible to determine the amount of Ms. Varela’s cash bonus, if any, until the completion of the Company’s 2011 fiscal year, the amount indicated as the target bonus payout is a representative amount and based upon the actual increase in the EBIT performance of the Company’s Wholesale division for the 2010 fiscal year over the EBIT performance of the Wholesale division for the 2009 fiscal year. See the discussion of this grant to Ms. Varela appearing above in the “Annual Performance-Based Cash Bonus - Based on Specific Performance Metrics” section of “Compensation Structure” and above under “Employment Arrangements.”  As disclosed in the Summary Compensation Table above, Ms. Varela received a cash bonus of $63,351 for 2011 EBIT performance of the Company’s Wholesale division.

Plan-Based Awards

1999 Stock Plan

As of March 15, 1999, the Board of Directors of the Company adopted the 1999 Stock Plan (the “1999 Plan”), and on June 4, 1999 the Company’s stockholders approved the adoption of the 1999 Plan. Since its adoption, the 1999 Plan has been amended, with stockholder approval, to (i) increase the number of shares subject to the 1999 Plan, (ii) provide that the exercise price of an option granted under the 1999 Plan shall be no less than the fair market value of the Common Stock on the date of grant (except to the extent otherwise provided in agreements with the Company dated prior to the effective date of the amendment), and (iii) prohibit the Board from amending the terms of any option granted pursuant to the 1999 Plan to reduce the option price. The 1999 Plan was adopted to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company could be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. As of the Record Date, options to purchase 22,502 shares of Common Stock were outstanding under the 1999 Plan. No additional options will be granted under the 1999 Plan.

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2006 Stock Incentive Plan

As of March 10, 2006, the Board of Directors of the Company adopted the Company’s 2006 Stock Incentive Plan and, on May 26, 2006, the Company’s stockholders approved the adoption of the Company’s 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan was amended in 2007 and 2008. On April 6, 2009, the Board of Directors adopted an Amended and Restated 2006 Stock Incentive Plan and, on May 22, 2009, the Company’s stockholders approved the Amended and Restated 2006 Stock Incentive Plan. The Company’s Amended and Restated 2006 Stock Incentive Plan is referred to as the “2006 Plan” throughout this Proxy Statement. The purpose of the 2006 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants and non-employee directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

The maximum number of shares of Common Stock available for issuance under the 2006 Plan is 9,144,000 shares (such number of shares is adjusted for three-for-two stock splits effected as a stock dividend, which occurred on April 30, 2010 and May 31, 2011). As of the Record Date, there were outstanding 1,613,311 unvested shares of restricted stock and options to purchase 2,537,802 shares of Common Stock; options had been exercised, or restricted stock had vested, with respect to 8,376,856 shares of Common Stock; and 767,144 shares of Common Stock remained available for grant under the 2006 Plan. As discussed in Proposal Two of this Proxy Statement, the Company’s stockholders are being asked to approve an amendment of the 2006 Plan primarily to increase the number of shares of Common Stock available for issuance under the 2006 Plan by 6,500,000 shares.

OUTSTANDING EQUITY AWARDS AT END OF THE 2011 FISCAL YEAR

The following table sets forth information concerning unexercised stock options, restricted stock that has not vested and stock awards outstanding for each of the Named Executive Officers as of the end of the 2011 Fiscal Year. All awards that occurred prior to the three-for-two split of the Company’s Common Stock effectuated as a stock dividend on or about April 30, 2010 and the three-for-two split of the Company’s Common Stock effectuated as a stock dividend on or about May 31, 2011 have been adjusted to account for each such stock split, as applicable.

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Edward R. Rosenfeld	24,000	36,000	(1)	—	8.0733	3/24/2015	106,500	(2)	3,674,250	—	—
	112,500	112,500	(1)	—	8.3467	4/1/2016	—		—	—	—

Arvind Dharia	19,002	—		—	5.2600	5/27/2015	38,400	(3)	1,324,800	—	—
	45,000	45,000	(4)	—	8.3467	4/1/2016	—		—	—	—

Awadhesh Sinha	—	—		—	—	—	35,000	(5)	1,207,500	—	—

Robert Schmertz	—	84,375	(6)	—	8.3467	4/1/2016	56,250	(7)	1,940,625	—	—
	22,500	67,502	(6)	—	16.4866	10/8/2016	—		—	—	—

Amelia Newton Varela	—	45,002	(8)	—	8.5866	4/29/2015	—		—	—	—
	—	84,375	(8)	—	8.3467	4/1/2016	—		—	—	—
	—	45,001	(8)	—	21.6867	4/1/2017	—		—	—	—
	—	150,000	(8)	—	25.4467	2/1/2018	—		—	—	—

(1) On March 24, 2008, Mr. Rosenfeld was granted an option to purchase 90,000 shares of the Company’s Common Stock under the Company’s 2006 Plan, which option vests in five equal annual installments commencing on the first anniversary of the date of grant. On April 1, 2009, Mr. Rosenfeld was granted an option to purchase 225,000 shares of the Company’s Common Stock under the Company’s 2006 Plan, which option vests in four equal annual installments commencing on the first anniversary of the date of grant.

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(2) On March 6, 2007, Mr. Rosenfeld was awarded 45,000 shares of restricted Common Stock, which shares vest in five equal annual installments commencing on the first anniversary of the date awarded. On November 10, 2009, Mr. Rosenfeld was awarded 112,500 shares of restricted Common Stock, which shares vest in five equal annual installments commencing on the first anniversary of the date awarded. On March 16, 2011, Mr. Rosenfeld was awarded 30,000 shares of restricted Common Stock, which shares vest in four equal annual installments commencing on the first anniversary of the date awarded.

(3) On March 6, 2007, Mr. Dharia was awarded 45,000 shares of restricted Common Stock, which shares vest in five equal annual installments commencing on the first anniversary of the date awarded. On March 9, 2010, Mr. Dharia was awarded 18,000 shares of restricted Common Stock, which shares vest in five equal annual installments commencing on April 1, 2011. On March 16, 2011, Mr. Dharia was awarded 15,000 shares of restricted Common Stock, which shares vest in four equal annual installments commencing on the first anniversary of the date awarded.

(4) On April 1, 2009, Mr. Dharia was granted an option to purchase 90,000 shares of the Company’s Common Stock under the Company’s 2006 Plan, which option vests in four equal annual installments commencing on the first anniversary of the date of grant.

(5) On December 1, 2010, Mr. Sinha was awarded 52,500 shares of restricted Common Stock, which shares vest in three equal annual installments commencing on the first anniversary of the date awarded.

(6) On April 1, 2009, Mr. Schmertz was granted an option to purchase 168,750 shares of the Company’s Common Stock under the Company’s 2006 Plan, which option vests in four equal annual installments commencing on the first anniversary of the date of grant. On October 8, 2009, Mr. Schmertz was granted an option to purchase 112,500 shares of the Company’s Common Stock under the Company’s 2006 Plan, which option vests in five equal annual installments commencing on the first anniversary of the date of grant.

(7) On March 9, 2007, Mr. Schmertz was awarded 225,000 shares of restricted Common Stock, which shares vest in five equal annual installments commencing on the first anniversary of the date awarded. On March 16, 2011, Mr. Schmertz was awarded 11,250 shares of restricted Common Stock, which shares vest in four equal annual installments commencing on the first anniversary of the date awarded.

(8) On April 29, 2008, Ms. Varela was granted an option to purchase 112,500 shares of the Company’s Common Stock under the Company’s 2006 Plan, which option vests in five equal annual installments commencing on the first anniversary of the date of grant. On April 1, 2009, Ms. Varela was granted an option to purchase 168,750 shares of the Company’s Common Stock under the Company’s 2006 Plan, which option vests in four equal annual installments commencing on the first anniversary of the date of grant. On April 1, 2010, Ms. Varela was granted an option to purchase 56,250 shares of the Company’s Common Stock under the Company’s 2006 Plan, which option vests in five equal annual installments commencing on the first anniversary of the date of grant. On February 1, 2011, Ms. Varela was granted an option to purchase 150,000 shares of the Company’s Common Stock under the Company’s 2006 Plan, which option vests in four equal annual installments commencing on the first anniversary of the date of grant.

OPTION EXERCISES AND STOCK VESTED IN THE 2011 FISCAL YEAR

The following table sets forth information concerning stock options exercised and restricted stock vested during the 2011 Fiscal Year for each of the Named Executive Officers. The value realized from exercised options is deemed to be the market value of the Common Stock on the date of exercise, less the exercise price of the option, multiplied by the number of shares of Common Stock underlying the option. The value realized from the vesting of restricted stock is deemed to be the market value of the Common Stock on the date of vesting multiplied by the number of shares vesting.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Edward R. Rosenfeld	—	—	31,500	1,039,455

Arvind Dharia	45,003	1,285,736	12,600	382,908

Awadhesh Sinha	37,502	950,419	17,500	614,775

Robert Schmertz	42,188	1,232,156	45,000	1,386,600

Amelia Newton Varela	118,124	3,212,276	—	—

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of December 31, 2011 with respect to compensation plans (including individual compensation arrangements) under which shares of Common Stock are authorized for issuance, aggregated as follows:

•	All compensation plans previously approved by security holders; and
•	All compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)

Equity compensation plans approved by security holders	2,703,000	17.79	2,695,000

Equity compensation plans not approved by security holders	—	—	—

Total	2,703,000	17.79	2,695,000

Termination, Change in Control and Non-Competition/Non-Solicitation

The employment agreements for all the Named Executive Officers provide for a severance payment upon a termination of employment in connection with a change-in-control of the Company. The employment agreements of Messrs. Rosenfeld, Dharia and Sinha also provide for severance payment if the executive terminates his employment for good reason in connection with a change-in-control event. The change-in-control severance payments may result in the application of the “golden parachute” provisions of Section 280G of the Code and, to the extent Section 280G applies, the Company may not deduct from its taxable income the severance payments made to the Named Executive Officer. Moreover, Section 4999 of the Code would impose a 20% excise tax on the Named Executive Officer receiving the severance payment. In the case of Mr. Schmertz and Ms. Varela, these severance payments in connection with a change-in-control, however, are reduced if the severance payment, when added to any other benefits triggered by a change-of-control, is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, to the maximum amount that is deductible to the Company under Section 280G of the Code. In the case of Messrs. Rosenfeld, Dharia and Sinha, the executive’s change-in-control severance payment will only be reduced to the maximum amount that is deductible to the Company under Section 280G of the Code if the reduction provides the Named Executive Officer with the best after-tax result; otherwise, the Named Executive officer will receive the full amount of the severance payment and other benefits triggered by the change-in-control and be liable for the 20% excise tax on the excess parachute payment in addition to all other applicable taxes and, in such case, the deduction by the Company of the portion of the severance payment constituting an excess parachute payment will be disallowed.

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The Company’s employment agreements with each of the Named Executive Officers also provide for severance payments to the executive if the Company terminates the executive’s employment without cause, or, in the case of Mr. Rosenfeld and Mr. Sinha, if the Company gives him good reason to terminate employment.

Please see the section of this Proxy Statement captioned “Employment Arrangements” for a summary description of the Named Executive Officers’ employment agreements and such severance and change-in-control provisions. These benefits are described and quantified in the section of this Proxy Statement captioned “Potential Payments Upon Termination or Change-In-Control” below.

The Company believes that the severance payments and payments made upon change-in-control provisions in the employment agreements provide appropriate protection to the Company’s executives, comparable to that available at peer companies, and, with regard to the enhanced severance following a change-in-control, protects the Company from losing key executives during a period when a change-in-control may be threatened or pending. These benefits are described and quantified in the section below captioned “Potential Payments Upon Termination or Change-In-Control.”

Ms. Varela has agreed to a non-compete and non-solicitation restriction through the expiration date of her employment agreement, December 31, 2013, in the event of a voluntary termination or termination for cause. Messrs. Rosenfeld and Sinha have each agreed to a non-compete and non-solicitation restriction during the period of his employment and for a six-month period following the termination of his employment for cause or in the event of his resignation without good reason. Mr. Schmertz has agreed to a non-compete and non-solicitation restriction through the term of his employment agreement, which ends on December 31, 2012. Mr. Dharia does not have non-compete or non-solicitation provisions in his employment agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The Company’s employment agreements with the Named Executive Officers provide for payments to such individuals upon termination of employment or a change-in-control of the Company. Please see the section of this Proxy Statement captioned “Employment Arrangements.”  The amounts set forth in the table below shall be payable to the respective Named Executive Officer if such Named Executive Officer’s employment is terminated under the various scenarios set forth below.

NAME AND PRINCIPAL POSITION	CASH PAYMENT		CONTINUATION OF MEDICAL / WELFARE BENEFITS (PRESENT VALUE)		ACCELERATION AND CONTINUATION OF EQUITY AWARD		REDUCTION OF BENEFITS UPON A CHANGE-IN- CONTROL (1)	TOTAL TERMINATION BENEFITS
	($)		($)		($)		($)	($)
TERMINATION DUE TO DEATH
Edward R. Rosenfeld	551,250	(2)	12,524	(3)	—		—	563,774
Arvind Dharia	554,719	(4)	12,939	(3)	—		—	567,658
Awadhesh Sinha	575,000	(5)	12,939	(3)	—		—	587,939
Robert Schmertz	660,000	(6)	—		—		—	660,000
Amelia Newton Varela	—		—		—		—	—

TERMINATION DUE TO TOTAL DISABILITY
Edward R. Rosenfeld	551,250	(2)	—		—		—	525,000
Arvind Dharia	554,719	(4)	—		—		—	528,304
Awadhesh Sinha	575,000	(5)	—		—		—	575,000
Robert Schmertz	660,000	(6)	—		—		—	660,000
Amelia Newton Varela	—		—		—		—	—

TERMINATION FOR CAUSE; RESIGNATION WITHOUT GOOD REASON
Edward R. Rosenfeld	—		—		—		—	—
Arvind Dharia	—		—		—		—	—
Awadhesh Sinha	—		—		—		—	—
Robert Schmertz	—		—		—		—	—
Amelia Newton Varela	—		—		—		—	—

TERMINATION OTHER THAN FOR CAUSE; RESIGNATION FOR GOOD REASON
Edward R. Rosenfeld	551,250	(7)	—		—		—	551,250
Arvind Dharia	1,664,157	(8)	96,902	(9)	—		—	1,761,059
Awadhesh Sinha	1,150,000	(10)	—		—		—	1,150,000
Robert Schmertz	660,000	(11)	—		—		—	660,000
Amelia Newton Varela	900,000	(12)	—		—		—	900,000

TERMINATION UPON A CHANGE-IN-CONTROL
Edward R. Rosenfeld	3,220,514	(13)	—		7,567,841	(14)	(2,184,412)	10,788,355	(17)
Arvind Dharia	1,734,000	(15)	—		2,501,699	(14)	—	4,235,699
Awadhesh Sinha	3,778,725	(16)	—		1,207,500	(14)	—	4,986,225
Robert Schmertz	6,872,080	(18)	—		5,363,250	(14)	(1,151,379)	12,235,330	(17)
Amelia Newton Varela	3,655,321	(19)	—		5,307,411	(14)	(684,128)	8,962,732	(17)

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(1)	The employment agreements of four of the Named Executive Officers provide that severance payments in connection with a change-in-control are reduced if the severance payment, when added to any other benefits triggered by a change-of-control, is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, to the maximum amount that is deductible to the Company under Section 280G of the Code. The employment agreements of the remaining Named Executive Officers indicate that the executive’s change-in-control severance payment will only be reduced to the maximum amount that is deductible to the Company under Section 280G of the Code if the reduction provides the Named Executive Officer with the best after-tax result; otherwise, the Named Executive officer will receive the full amount of the severance payment and other benefits triggered by the change-in-control and be liable for the 20% excise tax on the excess parachute payment in addition to all other applicable taxes and, in such case, the deduction by the Company of the portion of the severance payment constituting an excess parachute payment will be disallowed.
(2)	Consists of Mr. Rosenfeld’s 2012 base salary of $551,250, which would be paid at regular intervals.
(3)	Consists of medical benefits.
(4)	Consists of Mr. Dharia’s 2012 base salary of $554,719, which would be paid at regular intervals.
(5)	Consists of Mr. Sinha’s 2012 base salary of $575,000, which would be paid at regular intervals.
(6)	Consists of Mr. Schmertz’s 2012 base salary of $660,000, which would be paid at regular intervals.
(7)	Consists of the base salary ($551,250 for 2012) that would have been paid to Mr. Rosenfeld during the remainder of the term of his employment until the expiration of his employment agreement on December 31, 2012. Mr. Rosenfeld would receive these payments at regular intervals.
(8)	Consists of Mr. Dharia’s 2012 base salary of $554,719 multiplied by the number of years (and fraction of years) remaining in the term of his employment agreement, which expires on December 31, 2014. Mr. Dharia would receive 50% of this payment immediately and the remaining 50% would be paid to him one year later (i.e., on December 31, 2012).
(9)	Consists of one times the sum of Mr. Dharia’s life insurance payment ($83,963 per year) plus medical benefits ($12,939 per year).
(10)	Consists of the base salary ($575,000 for the years ending December 31, 2012 and 2013) that would have been paid to Mr. Sinha during the remainder of the term of his employment until the expiration of his employment agreement on December 31, 2013. Mr. Sinha would receive these payments at regular intervals.
(11)	Consists of an annual base salary of $660,000 that would have been paid to Mr. Schmertz during the remainder of the term of his employment until the expiration of his employment agreement on December 31, 2012. Mr. Schmertz would receive these payments at regular intervals.
(12)	Consists of the base salary of $450,000 that would have been paid to Ms. Varela during the remainder of the term of her employment until the expiration of her employment agreement on December 31, 2013. Ms. Varela would receive these payments at regular intervals.
(13)	Consists of three times the average total compensation Mr. Rosenfeld actually received for the preceding three calendar years, except that in lieu of the actual base salary component received during such period, there has been substituted the annual base salary to which Mr. Rosenfeld was entitled as of the date of termination or resignation. Upon a change-in-control, payments (or portions thereof) to Mr. Rosenfeld determined to constitute an “excess parachute payment” may be reduced to the maximum amount that would be tax deductible by the Company pursuant to Sections 280G of the Code. Upon a hypothetical December 31, 2011 change-in-control, this amount would have been reduced by $2,184,412 to reflect the maximum amount that would be tax deductible by the Company pursuant to Section 280G of the Code. See the “Implications of Tax and Accounting Matters” section of “Compensation Discussion and Analysis” for a discussion of the applicability of Sections 280G and 4999 of the Code to change-in-control payments generally. See also the summary of Mr. Rosenfeld’s employment agreement under “Employment Arrangements.”
(14)	The amount disclosed represents the total value of the restricted stock and stock options which would have received accelerated vesting upon a hypothetical change in control on December 31, 2011.
(15)	Consists of three times the total compensation Mr. Dharia actually received for the preceding twelve calendar months, except that in lieu of the actual base salary component received during such period, there has been substituted the annual base salary to which Mr. Dharia was entitled as of the date of termination or resignation. Upon a change-in-control, payments (or portions thereof) to Mr. Dharia determined to constitute an “excess parachute payment” may be subject to reduction to the maximum amount that would be tax deductible by the Company pursuant to Sections 280G of the Code. Upon a hypothetical December 31, 2011 change-in-control, no payments to Mr. Dharia would have been subject to reduction. See the “Implications of Tax and Accounting Matters” section of “Compensation Discussion and Analysis” for a discussion of the applicability of Sections 280G and 4999 of the Code to change-in-control payments generally. See also the summary of Mr. Dharia’s employment agreement under “Employment Arrangements.”
(16)	Consists of three times the sum of base compensation and certain benefits Mr. Sinha actually received for the preceding twelve calendar months, except that in lieu of the actual base salary component received during such period, there has been substituted the annual base salary to which Mr. Sinha was entitled as of the date of termination or resignation. See the “Implications of Tax and Accounting Matters” section of “Compensation Discussion and Analysis” for a discussion of the applicability of Sections 280G and 4999 of the Code to change-in-control payments generally. See also the summary of Mr. Sinha’s employment agreement under “Employment Arrangements.”
(17)	The total amount does not include the amount deducted pursuant to Section 280G of the Code.
(18)	Consists of three times the average total compensation Mr. Schmertz actually received for the preceding three calendar years. Upon a hypothetical December 31, 2011 change-in-control, this amount would have been reduced by $1,151,379 to reflect the maximum amount that would be tax deductible by the Company pursuant to Section 280G of the Code. See the “Implications of Tax and Accounting Matters” section of “Compensation Discussion and Analysis” for a discussion of the applicability of Sections 280G and 4999 of the Code to change-in-control payments generally. See also the summary of Mr. Schmertz’s employment agreement under “Employment Arrangements.”
(19)	Consists of three times the average total compensation Ms. Varela actually received for the preceding three calendar years. Upon a hypothetical December 31, 2011 change-in-control, this amount would have been reduced by $684,128 to reflect the maximum amount that would be tax deductible by the Company pursuant to Section 280G of the Code. See the “Implications of Tax and Accounting Matters” section of “Compensation Discussion and Analysis” for a discussion of the applicability of Sections 280G and 4999 of the Code to change-in-control payments generally. See also the summary of Ms. Varela’s employment agreement under “Employment Arrangements.”

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Peter Migliorini (Chairman)
Thomas H. Schwartz

PROPOSAL TWO:

APPROVAL OF THE AMENDMENT OF

STEVEN MADDEN, LTD. 2006 STOCK INCENTIVE PLAN

We are asking our stockholders to approve an amendment to the Company’s 2006 Stock Incentive Plan, as previously amended (which we refer to in this Proposal as the “2006 Plan”), primarily to increase the number of shares of Common Stock available for issuance under the 2006 Plan by 6,500,000. We are proposing the increase in the number of shares available under the 2006 Plan to enable us to continue offering effective equity compensation to our employees, non-employee directors and consultants and to take advantage of the significant motivation and retention benefits provided by equity compensation. Our Board of Directors unanimously approved the proposed amendment (which we refer to in this Proposal as the “Amendment”) of the 2006 Plan on April 5, 2012, subject to stockholder approval. If approved by the stockholders, the Amendment will become effective as of the date of the Annual Meeting.

The Amendment will effectuate the following modifications to the 2006 Plan:

•	increase by 6,500,000 shares of Common Stock the current share reserve of 9,144,000 shares of Common Stock (which reflects the 3-for-2 stock splits that became effective on April 30, 2010 and May 31, 2011), for a total share reserve under the 2006 Plan of 15,644,000 shares of Common Stock;
•	increase the current exchange ratio applicable to awards that are not appreciation awards (such as restricted stock awards, certain other stock-based awards and performance-based awards) from 1.78 shares for every share of Common Stock granted to 1.93 shares for every share of Common Stock granted;
•	increase the limitation on the number of shares of Common Stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals that may be granted during any fiscal year from 1,350,000 shares per type of award to 1,800,000 shares per type of award;
•	increase the limitation on the number of shares of Common Stock with respect to all awards from 1,687,500 shares to 2,000,000 shares during any fiscal year; and
•	increase the limitation on the number of shares of Common Stock with respect to any award of performance shares during any fiscal year from 675,000 shares to 1,800,000 shares.

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Purpose and Background of the Proposal to Amend the 2006 Plan

The purpose of the Amendment is to provide the Company with a sufficient reserve of shares of Common Stock to offer appropriate incentives to our employees, non-employee directors and consultants. Since the adoption and approval of the 2006 Plan, as amended and restated,  in 2009, our business has grown organically and through several business acquisitions since 2009, resulting in approximately 2,612 individuals currently employed by the Company, a 57% increase in headcount since our stockholders last voted in favor of an increase in the number of shares originally reserved under the 2006 Plan. We believe that the Company’s success has been primarily attributable to its strong management team and creative design talent and we seek to retain our highly qualified employees and recruit others to ensure the Company’s continued growth and profitability. We continue to believe that equity compensation is an essential component of our overall compensation program effective to motivate key employees, to reduce the risk of recruitment of top executive and creative design talent and to effectively align employee compensation with stockholder interests.

The 2006 Plan was originally adopted by the Board of Directors in March 2006 and approved by the stockholders in May 2006 as a successor plan to a prior stock option plan. The 2006 Plan was subsequently amended in 2007 and 2008, and on April 6, 2009, an amendment and restatement of the 2006 Plan, which included an increase in the number of shares available for issuance under the 2006 Plan, was adopted by the Board of Directors and later approved by our stockholders. As no additional shares are available for grants under the  Company’s prior incentive plans, the 2006 Plan is the sole available plan for granting equity compensation to our employees, non-employee directors and consultants at this time.

Each year, the Compensation Committee of our Board of Directors and our management team review our compensation strategy and seek guidance from the Company’s compensation consultant to determine the appropriate allocations of cash and equity compensation to foster the Company’s with philosophy of providing competitive compensation that is commensurate with performance. Since it is not possible to predict with certainty the number of shares that will be needed for effective incentive and compensatory purposes, we consider it prudent to maintain reserve of shares to meet anticipated and unanticipated needs. Therefore, the Board has approved the Amendment, which we believe will enhance the profitability and value of the Company for the benefit of its stockholders by enabling us the flexibility to continue to offer stock-based incentives. The Board’s adoption of the Amendment is subject to the approval of the Company’s stockholders.

As of April 5, 2012, 767,144 shares of Common Stock were available for future grants under the 2006 Plan. If this Proposal is approved by our stockholders, an additional 6,500,000 shares of Common Stock will be available for future grants under the 2006 Plan for a total of 15,644,000 shares of Common Stock reserved for issuance under the 2006 Plan. If the Amendment is not approved, the Company may continue to grant awards separately under the 2006 Plan in accordance with the current terms and the current share reserve under the 2006 Plan and, thereafter,  we will be unable to grant equity compensation and will need to consider other compensation alternatives, such as increasing cash compensation. As discussed on page 14 of this Proxy Statement under the heading “Certain Relationships and Related Party Transactions,” on February 8, 2012, the Company awarded its founder and Creative and Design Chief, Steven Madden, 975,371 restricted shares of Common Stock under the 2006 Plan pursuant to an amended employment agreement with Mr. Madden intended to, among other things, relieve the Company of certain cash bonus obligations to Mr. Madden. Also under this amended agreement, Mr. Madden has the right, exercisable on certain specified dates in fiscal year 2012 only, to elect to receive an additional restricted stock award for a number of shares of Common Stock valued at $40 million in consideration of a reduction in his annual base salary in subsequent years.

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The Board recommends that stockholders approve the Amendment. If the requisite stockholder approval of the Amendment is not obtained, the Amendment will not take effect. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2006 Plan.

Historical Grant Information

Any future awards under the 2006 Plan will be granted at the discretion of the Compensation Committee or the Board of Directors and are not yet determinable. Pursuant to SEC rules, the table below shows the amount of options received under the 2006 Plan to date (or to be received under the 2006 Plan, if determinable) by the persons and groups of persons identified in the table. The table does not include any information on future awards under the 2006 Plan. No associate of a director, director nominee or an executive officer has been granted an option under the 2006 Plan unless such person was an employee, executive officer or director of the Company at the time of such grant. No single person has received or is to receive as much as five percent of the options, warrants or rights granted or that may be granted under the 2006 Plan. On April 5, 2012, the closing sale price for our shares of Common Stock, as reported by The Nasdaq Global Select Market was $43.42 per share.

Persons or groups of persons	Options granted under the 2006 Plan from May 26, 2006 to April 5, 2012 (number of shares)

Edward R. Rosenfeld, Chairman of the Board and Chief Executive Officer, director nominee	315,000
Arvind Dharia, Chief Financial Officer	90,000
Awadhesh Sinha, Chief Operating Officer	112,502
Robert Schmertz, Brand Director	281,252
Amelia Newton Varela, Executive Vice President of Wholesale	487,502
All current executive officers, as a group	1,286,256
All current directors who are not executive officers, as a group	0
Each nominee for election as a director:
Edward R. Rosenfeld	315,000
John L. Madden	0
Peter Migliorini	0
Richard P. Randall	0
Ravi Sachdev	0
Thomas Schwartz	0
All employees, including all current officers who are not executive officers, as a group	4,577,418

Additional information about our equity plans and grant practices can be found elsewhere in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Equity Compensation Plan Information” and in Note I to the financial statements contained in our 2011 Annual Report on Form 10-K, filed with the SEC on February 29, 2012. We refer you to the section captioned “Equity Compensation Plan Information” on page 39 of this Proxy Statement where we provide information about shares of Common Stock that may be issued under our existing equity compensation plans as of December 31, 2011. In addition, the complete text of the 2006 Plan (as amended if this Proposal Two is approved), marked to show the changes implemented by the Amendment, is attached as Annex A to this Proxy Statement.

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Description of the 2006 Plan

The following is a brief description of certain important features of the 2006 Plan, which takes into account the effect of the Amendment. This summary is qualified in its entirety by reference to the full text of the 2006 Plan (as proposed to be amended by the Amendment), which is attached as Annex A.  If Proposal Two is approved, we intend to file a registration statement on Form S-8, pursuant to the Securities Act of 1933, as amended, to register the additional shares of Common Stock authorized for grant under the 2006 Plan.

Administration. The 2006 Plan requires that it be administered by a committee consisting of two or more non-employee directors, each of whom will be, to the extent required, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act, an “outside director” as defined under Section 162(m) of the Code and an “independent director” as defined under NASDAQ Rule 5605(a)(2) (the “Committee”). The Committee has full authority under the 2006 Plan to administer and interpret the 2006 Plan, to grant discretionary awards, to determine the individuals to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2006 Plan and the awards thereunder. The terms and conditions of individual awards are to be set forth in written agreements that are consistent with the terms of the 2006 Plan and awards may not be made on or after April 6, 2019, except that awards (other than stock options or stock appreciation rights) that are intended to be “performance-based” under Section 162(m) of the Code will not be made on or after the first stockholders’ meeting that occurs in the fifth year following the year of the 2006 Plan’s approval by the Company’s stockholders, that is, the date of the first stockholders’ meeting in 2014. Currently, the Compensation Committee of the Board serves as the Committee under the 2006 Plan.

Eligibility and Types of Awards. As of April 9, 2012, the Company had 2,612 employees, all of whom were eligible to participate under the 2006 Plan. Our non-employee directors, currently four directors, as well as individuals providing consulting or advisory services to the Company or its affiliates pursuant to a written agreement, are also eligible to receive awards under the 2006 Plan. The types of awards available under the 2006 Plan consist of nonqualified stock options, stock appreciation rights, performance shares, restricted stock, other stock-based awards and performance-based cash awards. In addition, the Company’s employees and employees of the Company’s affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the 2006 Plan.

Available Shares. Assuming that the stockholders approve the Amendment, a total of 15,644,000 shares will have been reserved for issuance under the 2006 Plan. This number includes our current share reserve of 9,144,000 shares of Common Stock, which reflects the 3-for-2 stock splits that became effective on each of April 30, 2010 and May 31, 2011 (the “Stock Splits”), and 6,500,000 shares as an additional amount of new shares of Common Stock included as part of the Amendment.

The maximum number of shares of Common Stock with respect to which any stock option, stock appreciation right or shares of restricted stock that are subject to the attainment of specified performance goals and intended to satisfy Section 162(m) of the Code that may be granted under the Plan during any fiscal year to any eligible employee or consultant will be 1,500,000 shares (an increase of 150,000 shares over that presently allowable under the 2006 Plan) per type of award, subject to a total limit on the number of shares of Common Stock with respect to all awards of 1,800,000 shares (an increase of 112,500 shares over that presently allowable under the 2006 Plan) during any fiscal year. There are no annual limits on the number of shares of Common Stock with respect to an award to eligible employees or consultants of restricted stock that is not subject to the attainment of specified performance goals. The maximum number of shares of Common Stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year is 1,500,000 shares (an increase of 825,000 shares over that presently allowable under the 2006 Plan).In each instance, the number of shares indicated in this paragraph have been adjusted for the Stock Splits.

The maximum number of shares of Common Stock with respect to which any stock option (other than incentive stock options), stock appreciation right, performance share or other stock-based award that may be granted under the Plan during any fiscal year to any non-employee director will be 337,500 shares per type of award, subject to a total limit on the number of shares of Common Stock with respect to all awards of 450,000 shares during any fiscal year. The Amendment does not contemplated an increase in this limit but it does reflect the Stock Splits.

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The maximum payment that may be made to an eligible employee or consultant under any performance-based cash award during any fiscal year and subject to the attainment of specified performance goals is $10,000,000. Awards granted under the 2006 Plan to non-employee directors cannot exceed more than 10% of the total number of shares of Common Stock reserved for awards under the 2006 Plan.

The 2006 Plan requires that the Committee appropriately adjust the above individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award to reflect any change in the Company’s capital structure or business by reason of certain corporate transactions or events, such as the Stock Splits.

Under the 2006 Plan, the number of shares of Common Stock available for awards are reduced by (i) the total number of options or stock appreciation rights exercised, regardless of whether any of the shares of Common Stock underlying such awards are actually issued to the participant as the result of a net settlement, (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any award and (iii) any shares of Common Stock repurchased by the Company on the open market with the proceeds of a stock option exercise price.

Fungible Share Limit. The 2006 Plan includes a “fungible share limit” to manage authorized shares in order to improve the flexibility of awards going forward. Under the 2006 Plan’s fungible share design:

•	shares of Common Stock subject to awards that are not appreciation awards count against the 2006 Plan’s share reserve as 1.93 shares (an increase from 1.78 shares prior to the Amendment) for every share of Common Stock granted;
•	each share of Common Stock underlying an appreciation award granted that expires, terminates, is cancelled or is forfeited for any reason, is added back to the 2006 Plan’s aggregate maximum share limit and again, available for grant; and
•	each share of Common Stock underlying an award that is not an appreciation award that expires, terminates, is cancelled or is forfeited for any reason, is added back to the 2006 Plan’s share reserve as 1.93 shares (an increase from 1.78 shares prior to the Amendment) of Common Stock and is available for grant.

The 2006 Plan’s fungible share limit has the effect of reducing the number of awards under the 2006 Plan that are not appreciation awards because awards under the 2006 Plan that are not appreciation awards count against the 2006 Plan’s share reserve as 1.93 shares for every share of Common Stock granted rather than on a one-for-one basis.

Awards Under the 2006 Plan. The following types of awards are available under the 2006 Plan; the types of awards are not modified by the Amendment:

Stock Options. The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option, which may not exceed seven years (or five years in the case of an incentive stock option granted to a 10% stockholder), the exercise price, the vesting schedule (if any), and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion, provided that no option is exercisable more than seven years after the date the option is granted and, in the case of a ten percent Stockholder, five years from the date an incentive stock option is granted. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and condition as a may be acceptable to the Committee.

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Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”). A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed seven years. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the 2006 Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock. The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of award, that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period. Recipients of restricted stock are required to enter into a restricted stock agreement with the Company, which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock are based on one or more of the objective criteria set forth on Exhibit A to the 2006 Plan and discussed in general below.

Performance Shares. The Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The performance goals for performance shares are based on one or more of the objective criteria set forth on Exhibit A to the 2006 Plan and discussed in general below. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the 2006 Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. The performance goals for performance-based other stock-based awards are based on one or more of the objective criteria set forth on Exhibit A to the 2006 Plan and discussed in general below.

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Performance-Based Cash Awards. The Committee may, subject to limitations under applicable law, make a grant of individual target awards either alone or in tandem with stock options, SARs or restricted stock under the 2006 Plan that are contingent upon the satisfaction of certain pre-established performance goals that are reached within a specified performance period, each of which, together with any other terms and conditions, shall be determined by the Committee in its sole discretion at the time of grant. At the time the performance goals are established, the Committee will prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the performance goals during the calendar year. The Committee may, in its sole discretion, elect to pay a participant an amount that is less than the participant’s individual target award regardless of the degree of attainment of the performance goals; provided that no such discretion to reduce a performance-based cash award earned based on achievement of the applicable performance goals will be permitted for a calendar year in which a change in control occurs. The performance goals for performance-based cash awards are based on one or more of the objective criteria set forth on Exhibit A to the 2006 Plan and discussed in general below.

Limitation.  Notwithstanding any other provisions in the 2006 Plan or in any employment agreement, the restrictions or vesting conditions, as applicable, to restricted stock awards, other stock-based awards and performance-based awards can be no less than (i) one year, if the lapsing of restrictions or vesting schedule, as applicable, is based (in whole or in part) on the attainment of one or more performance goals, and (ii) three years, if the lapsing of restrictions or the vesting schedule, as applicable, is based solely on the continued performance of services by the 2006 Plan participant (with restrictions as to no more than 1/3rd of shares of common stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided that, the Committee is authorized to provide for earlier lapsing of the restrictions or acceleration of vesting, as applicable, in the event of a change in control of the Company or a participant’s retirement, death or disability. The preceding limitation does not apply with respect to up to 10% (when combined with the 10% limitation for non-employee director award grants) of the total number of shares of common stock reserved for awards under Plan.

Performance Goals. The Committee may grant awards of restricted stock, performance shares, performance-based cash awards and other stock-based awards that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the Committee. These performance goals are based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following criteria selected by the Committee:

•	earnings per share, earnings before interest and taxes or earnings before interest, tax, depreciation and amortization;
•	gross profit or gross profit return on investment;
•	gross margin or gross margin return on investment;
•	operating income, net income, cash flow or economic value added;
•	revenue growth;
•	working capital;
•	specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee;
•	return on equity, assets or capital;
•	total shareholder return;
•	fair market value of the shares of the Common Stock;
•	market share and/or market segment share;
•	the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends;
•	customer satisfaction, customer loyalty, brand recognition and/or brand acceptance;
•	style indexes;
•	employee retention;
•	number of new patents, new product innovation and/or introduction;
•	product release schedules and/or ship targets; or
•	reduction in expenses and/or product cost reduction through advanced technology.

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To the extent permitted by law, the Committee may also exclude the impact of an event or occurrence such as restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by generally accepted accounting principles, which the Committee determines should be appropriately excluded. Performance goals may also be based on individual participant performance goals, as determined by the Committee, in its sole discretion or they may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control. Unless otherwise determined by the Committee at the time of grant or in a written employment agreement that is in effect on the date of the applicable grant and is applicable to a specific award, awards subject to vesting and/or restrictions will not accelerate and vest or cause the lapse of restrictions upon a change in control (as defined in the 2006 Plan) of the Company. Instead, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of the Common Stock paid in a change in control over the exercise price of the award(s), or (iii) cancelled if the price of the Common Stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

Term, Amendment and Termination.  The term of the 2006 Plan extends for a period of ten years from March 10, 2006 and, accordingly, will remain in effect unless sooner terminated through March 10, 2016. Notwithstanding any other provision of the 2006 Plan, the Board may at any time amend any or all of the provisions of the 2006 Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the 2006 Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the approval of the Company’s stockholders will be obtained to the extent required by Delaware law, Sections 162(m) and 422 of the Code, The Nasdaq Global Select Market or the rules of such other applicable stock exchange, as specified in the 2006 Plan.

Repricing Options and Stock Appreciation Rights. The 2006 Plan includes an additional express prohibition against repricing stock options and stock appreciation rights. The Company may not, without stockholder approval, either (i) reduce the exercise price of an outstanding stock option or stock appreciation right, or (ii) simultaneously cancel stock options or stock appreciation rights for which the exercise price exceeds the then current fair market value of the underlying Common Stock and grant a new stock option or stock appreciation right with an exercise price equal to the then current fair market value of the underlying Common Stock.

Miscellaneous. Awards granted under the 2006 Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 2006 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, Social Security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

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Incentive Stock Options. In general, an employee will not recognize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not receive an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient is continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or such recipient disposes of Common Stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally recognize as ordinary income an amount equal to the lesser of (i) the fair market value of Common Stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be allowed an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount recognized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year under the 2006 Plan and/or any other stock option plan of the Company or affiliate exceeds $100,000, such options are treated as non-qualified stock options.

Nonqualified Stock Options. A recipient will not recognize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will recognize ordinary income in an amount equal to the excess of the fair market value of Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for Common Stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed an income tax deduction equal to the amount recognized by the recipient as ordinary income.

All Options. With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of the Company’s officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by the Company.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its named executive officers, other than its chief financial officer, as disclosed in its proxy statement. Options will generally qualify under an exception if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period, and if the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. The 2006 Plan is intended to satisfy those requirements with respect to options.

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Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2006 Plan are anticipated to be exempt from the requirements of Section 409A of the Code, awards not exempt from Section 409A of the Code are intended to comply with Section 409A of the Code.

The 2006 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2006 Plan is not, nor is it intended to be, a “tax-qualified” under Section 401(a) of the Code.

Required Vote

Approval of this resolution requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the amendment of the Steven Madden, Ltd. 2006 Stock Incentive Plan.

PROPOSAL THREE:

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and the rules and regulations promulgated thereunder, require a publicly traded company to include a resolution in its proxy statement at least once every three years seeking stockholder approval, on an advisory or non-binding basis, of the compensation of the named executive officers as disclosed in such company’s proxy statement pursuant to the compensation rules of the SEC. At our 2011 Annual Meeting of Stockholders, the Company’s stockholders approved, on an advisory basis, the holding of an advisory vote to approve executive compensation (commonly known as a “say-on-pay” proposal) on an annual basis. Based on these results, the Board of Directors determined to hold its advisory vote to approve executive compensation annually until the next frequency vote, which is scheduled for the Company’s 2017 Annual Meeting of Stockholders. Accordingly, we are providing stockholders with an advisory vote on the compensation of our Named Executive Officers.

As described in more detail in the Compensation Discussion and Analysis section, which begins on page 20 of this Proxy Statement, the overall objective of the Company’s executive compensation programs and practices is to support delivery of sustained operating and financial performance results with the ultimate goal being to create and maximize value for our stockholders on a long-term basis. We believe that our executive compensation programs and practices serve the interests of our stockholders by enabling us to attract and retain an experienced and effective management team whose combined knowledge of our business and the footwear and accessories industry has proved extremely valuable in delivering results for our stockholders. The Compensation Committee and the Board of Directors believe that the Company’s compensation programs and practices as articulated in the Compensation Discussion and Analysis section of this Proxy Statement effectively implement our philosophy of aligning compensation to stockholder interests and that the compensation received by our Named Executive Officers in the 2011 Fiscal Year reflects and supports such philosophy and goal and is commensurate with the performance and strategic position of the Company. We will continue to review and modify our executive compensation programs to address evolving best practices and changing regulatory requirements.

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We encourage stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure contained in this Proxy Statement, all of which describe and explain in detail the compensation of our Named Executive Officers in the 2011 Fiscal Year.

The following resolution is submitted for stockholder approval:

“RESOLVED, that the stockholders of Steven Madden, Ltd. (the ‘Company’) approve, on a non-binding advisory basis, the compensation paid to the Named Executive Officers of the Company as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation as described in the section captioned ‘Compensation Discussion and Analysis,’ the Summary Compensation Table and related tabular disclosure and narrative discussion regarding compensation of Named Executive Officers under the caption ‘Executive Compensation’ contained in the Company’s Proxy Statement dated April 10, 2012.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation programs and practices described in this Proxy Statement. While this advisory vote on executive compensation, commonly referred to as a “say-on-pay” advisory vote, is required by Section 14A of the Exchange Act, it is not binding on our Board of Directors and may not be construed as overruling any decision by the Board of Directors or the Compensation Committee. However, we value the opinions of our stockholders. To the extent there is a significant vote against the compensation of the Named Executive Officers as disclosed in this Proxy Statement, the Board of Directors and the Compensation Committee will consider the outcome of the vote when considering future compensation arrangements and evaluate whether any actions are necessary to address the stockholders’ concerns.

Required Vote

Approval of this resolution requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the resolution approving the overall compensation of the Named Executive Officers for the 2011 Fiscal Year.

Audit Committee Report

The Audit Committee reviewed the Company’s audited financial statements for the 2011 Fiscal Year and met with both management and representatives of EisnerAmper LLP, the Company’s independent registered public accountants, to discuss such audited financial statements. Management and the Company’s independent registered public accountants have represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has received from and discussed with EisnerAmper LLP the written disclosures and the letter regarding EisnerAmper LLP’s communications with the Audit Committee concerning independence as required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with EisnerAmper LLP the independence of EisnerAmper LLP. The Audit Committee also discussed with EisnerAmper LLP any matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the 2011 Fiscal Year.

Submitted by the Audit Committee of the Company’s Board of Directors:

Richard P. Randall (Chairman)
Peter Migliorini
Ravi Sachdev

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PROPOSAL FOUR:

RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

The Audit Committee has appointed EisnerAmper LLP as the Company’s independent registered public accounting firm to conduct the audit of the Company’s books and records for the fiscal year ending December 31, 2012. EisnerAmper LLP also served as the Company’s independent registered public accountants for the 2011 Fiscal Year.

Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accountants. For EisnerAmper LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office, as well as its reputation for integrity and competence in the fields of accounting and auditing. Although ratification by stockholders is not required by the Company’s organizational documents or other applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of EisnerAmper LLP as the Company’s independent registered public accountants is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain EisnerAmper LLP, but may still retain the accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of EisnerAmper LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should they so desire.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Audit Committee’s selection of EisnerAmper LLP.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012. Unless marked to the contrary, proxies received from stockholders will be voted in favor of ratifying the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012.

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Independent Registered Public Accounting Firm’s Fees and Services

The aggregate fees billed to the Company by EisnerAmper LLP for professional services rendered for each of the past two years are set forth below:

	Year Ended December 31,
	2011	2010
Audit Fees (1)	$655,000	$585,000
Audit-Related Fees (2)	25,000	25,000
Tax Fees (3)	0	187,000
All Other Fees (4)	339,000	115,000

Total	$1,019,000	$912,000

(1)  Represents the aggregate fees and expenses billed for (a) the audit of the Company’s annual financial statements, (b) the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, (c) other statutory and regulatory filings or engagements and (d) the audit of the Company’s internal controls over financial reporting.

(2)  Represents the aggregate fees billed for audit-related fees related to assurance and related services. Includes, among others, the audit of the Company’s employee benefit plans and other accounting related consultations.

(3)  Represents the aggregate fees billed for tax compliance, tax advice and tax planning services. These professional services include assistance in the preparation of the Company’s various federal, state and local tax returns, tax consultation and various amendments.

(4)  Represents the aggregate fees billed (a) with respect to the 2011 Fiscal Year, for (i) due diligence services rendered in connection with three business acquisitions and (ii) out-of-pocket expenses incurred by EisnerAmper LLP in connection with services rendered to the Company and (b) with respect to the 2010 Fiscal Year, for (i) due diligence services rendered in connection with an asset acquisition and business acquisitions and (ii) out-of-pocket expenses incurred by EisnerAmper LLP in connection with services rendered to the Company.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accountants. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services.

Prior to engagement of the independent auditor for next year’s audit, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those excluded from requiring pre-approval based upon the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act.

The Audit Committee’s pre-approval policies and procedures are as follows: (a) prior to each fiscal year, the Audit Committee pre-approves a schedule of estimated fees for proposed non-prohibited audit and non-audit services, and (b) actual amounts paid are monitored by financial management of the Company and reported to the Audit Committee.

All work performed by EisnerAmper LLP as described above under the captions Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees has been approved or pre-approved by the Audit Committee pursuant to the provisions of the Audit Committee’s charter. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the independence of EisnerAmper LLP.

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OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting in connection therewith, it is intended that the persons named in the accompanying proxy will have discretionary authority to vote the shares which they represent.

A copy of the applicable provisions of the Company’s By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth above.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

STEVEN MADDEN, LTD.

April 10, 2012	By:
/s/ Arvind Dharia
Arvind Dharia
Secretary

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ANNEX A

Steven Madden, Ltd. 2006 Stock Incentive Plan, Amended and Restated Effective May 22, 2009

(Amended by the Board on April 5, 2012, subject to stockholder approval)

i

ANNEX A

STEVEN MADDEN, LTD.

2006 STOCK INCENTIVE PLAN

(Amended and Restated Effective May 22, 2009)

(Amended by the Board on April 5, 2012, Subject to Stockholder Approval)

ARTICLE I

PURPOSE

The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors cash and stock based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

~~This Plan, in the form set forth herein, is effective as of the Restatement Date (as defined in Article XVII) and is an amendment and restatement of the Steve Madden, Ltd. 2006 Stock Incentive Plan, as amended (the “Initial Plan”), which was initially effective March 10, 2006.~~

This Plan, in the form set forth herein, is effective as of the Amendment Date (as defined in Article XVII) and amends the Steven Madden, Ltd. 2006 Stock Incentive Plan, as amended and restated effective May 22, 2009.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1           “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.

2.2           “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

1

2.3           “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4           “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.5           “Board” means the Board of Directors of the Company.

2.6           “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7           “Change in Control” has the meaning set forth in Section 13.2.

2.8           “Change in Control Price” has the meaning set forth in Section 13.1.

2.9           “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10           “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under NASD Rule 4200(a)(15) or such other applicable stock exchange rule. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

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2.11           “Common Stock” means the Common Stock, $0.0001 par value per share, of the Company.

2.12           “Company” means Steven Madden, Ltd., a Delaware corporation, and its successors by operation of law.

2.13           “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

2.14           “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.15           “Effective Date” means the effective date of this Plan as defined in Article XVII.

2.16           “Eligible Employees” means each employee of the Company or an Affiliate.

2.17           “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.18           “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

2.19           “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.20           “GAAP” has the meaning set forth in Section 11.2(c)(ii).

2.21           “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.22           “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

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2.23           “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.24           “Other Stock-Based Award” means an Award under Article X of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

2.25           “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.26           “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.27           “Performance-Based Cash Award” means a cash Award under Article XI of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

2.28           “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

2.29           “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.30           “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.31           “Plan” means this Steven Madden, Ltd. 2006 Stock Incentive Plan, as amended from time to time.

2.32           “Reference Stock Option” has the meaning set forth in Section 7.1.

2.33           “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.34           “Restriction Period” has the meaning set forth in Subsection 8.3(a).

2.35           “Retirement” means a voluntary Termination of Employment at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion at the time of grant or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any Termination with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 50.

2.36           “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

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2.37           “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.38           “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.39           “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.40           “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.41           “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.42           “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.43           “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.44           “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.45           “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.46           “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

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2.47           “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.48           “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

ARTICLE III

ADMINISTRATION

3.1           The Committee. This Plan shall be administered and interpreted by the Committee.

3.2           Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; (v) Other Stock-Based Awards, and (vi) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

(a)	to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)	to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)	to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

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(f)	to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

(g)	to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with, Section 409A of the Code;

(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i)	to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award; and

(j)

to set the performance criteria and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified performance criteria and to certify the attainment of any such performance criteria; provided, that with regard to any Award that is intended to comply with Section 162(m) of the Code, the applicable performance criteria shall be based on one or more of the performance goals set forth in Exhibit A hereto (“Performance Goals”).

3.3           Guidelines. Subject to Article XIV hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan; provided, that with regard to any provision of this Plan or any agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4           Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

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3.5           Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6           Designation of Consultants/Liability.

(a)	The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)	The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7           Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

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ARTICLE IV

SHARE LIMITATION

4.1              Shares.

(a)	General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed ~~4,064,000~~ 15,644,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Awards that are not Appreciation Awards shall be counted against this limit as ~~1.78~~ 1.93 shares for every share granted. If any Appreciation Award granted under this Plan expires, terminates, is cancelled or is forfeited for any reason, the number of shares of Common Stock underlying any such Award shall again be available for the purpose of Awards under this Plan and added back to the aggregate maximum limit. If any Awards that are not Appreciation Awards granted under this Plan to a Participant expire, terminate, are cancelled or are forfeited for any reason, ~~1.78~~ 1.93 shares of Common Stock shall again be available for the purposes of Awards under this Plan and added back to the aggregate maximum limit. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Stock Options or Stock Appreciation Rights exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award and (iii) any shares of Common Stock repurchased by the Company on the open market with the proceeds of an Stock Option exercise price.

(b)	Individual Participant Limitations.

(i) The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be ~~600,000~~ 1,800,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed ~~750,000~~ 2,000,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

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(ii) The maximum number of shares of Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights, Performance Shares or Other Stock-Based Awards which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be ~~150,000~~ 337,500[1] shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed ~~200,000~~ 450,000[1] (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company, provided further, that, effective on the date of the Company’s 2009 annual stockholders’ meeting, in no event shall the aggregate grant of Awards to Non-Employee Directors granted on and after such date exceed 10% (when combined with the 10% limitation set forth in Sections 8.3(a)(iii), 9.2(f), and 10.2(d) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(iii) There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.

(iv) The maximum number of shares of Common Stock subject to any Award of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be ~~300,000~~ 1,800,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

(v) The maximum payment under any Performance-Based Cash Award payable with respect to any fiscal year of the Company and for which the grant of such Award is subject to the attainment of Performance Goals in accordance with Section 11.2(c) herein which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $10,000,000.

(vi) The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

1 The number of shares is revised solely to reflect the 3-for-2 stock splits in 2010 and 2011.

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4.2 Changes.

(a)	The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)	Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

(c)	Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

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(d)	In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options or Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XIII shall apply.

4.3           Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY – GENERAL REQUIREMENTS FOR AWARDS

5.1           General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of this Plan. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.2           Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3           General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI

STOCK OPTIONS

6.1           Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2           Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant Non-Qualified Stock Options to any Consultant or Non-Employee Director. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

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6.3           Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)	Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than seven (7) years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.

(c)	Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions or as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)	Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

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(e)	Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

(f)	Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(g)	Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(h)	Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(i)	Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

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ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1           Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2           Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)	Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)	Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

(d)	Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)	Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

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(f)	Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

7.3           Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4           Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 7 years after the date the right is granted.

(c)	Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)	Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

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(e)	Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)	Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5           Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII

RESTRICTED STOCK

8.1           Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

8.2           Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)	Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)	Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

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(c)	Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Steven Madden, Ltd. (the “Company”) 2009 Stock Incentive Plan (the “Plan”) and an agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and agreement are on file at the principal office of the Company.”

(d)

Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3           Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)	Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in a Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. Subject to Section 8.3(a)(iii) of this Plan, in the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

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(ii) Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(iii) Limitations. Notwithstanding any other provision of this Plan to the contrary, effective on the date of the Company’s 2009 annual stockholders’ meeting, the Restriction Period with respect to any Restricted Stock Award granted on or after such date shall be no less than (A) one year, if the lapsing of restrictions is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the lapsing of restrictions is based solely on the continued performance of services by the Participant (with restrictions as to no more than 1/3rd of the shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided, that, subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the earlier lapsing of restrictions in the event of a Change in Control or a Participant’s retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 4.1(b), Restricted Stock Awards may be granted on or after the date of the Company’s 2009 annual stockholders’ meeting without the foregoing limitations with respect to up to 10% (when combined with the 10% limitation set forth in Sections 4.1(b)(ii), 9.2(f) and 10.2(d) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

(b)	Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)	Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX

PERFORMANCE SHARES

9.1           Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

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Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified objective performance goals (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

9.2           Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)	Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

(c)	Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(d)	Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e)	Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

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(f)	Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the preceding sentence and any other provision of this Plan to the contrary. Notwithstanding the preceding sentence or any other provision of this Plan, effective on the date of the Company’s 2009 annual stockholders’ meeting, the vesting schedule with respect to any Performance Share Award on or after such date shall be no less than (A) one year, if the vesting period is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the vesting period is based solely on the continued performance of services by the Participant (with restrictions as to no more than 1/3rd of the shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided, that, subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the acceleration of vesting in the event of a Change in Control or a Participant’s retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 4.1(b), Performance Share Awards may be granted on or after the date of the Company’s 2009 annual stockholders’ meeting without the foregoing limitations with respect to up to 10% (when combined with the 10% limitation set forth in Sections 4.1(b)(ii), 8.3(a)(iii) and 10.2(d) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

ARTICLE X

OTHER STOCK-BASED AWARDS

10.1           Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

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The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

10.2           Terms and Conditions. Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)	Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c)	Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion, in accordance with the terms of this Plan. Subject to Section 10.2(d) of this Plan, in the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award Agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)	Limitation. Notwithstanding Section 10.2(c) of this Plan and any other provision of this Plan to the contrary, effective on the date of the Company’s 2009 annual stockholders’ meeting, the vesting schedule with respect to any Other Stock-Based Award on or after such date shall be no less than (A) one year, if the vesting period is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the vesting period is based solely on the continued performance of services by the Participant (with restrictions as to no more than 1/3rd of the shares of Common Stock subject thereto lapsing on each of the first three anniversaries of the date of grant); provided, that, subject to the terms of this Plan, the Committee shall be authorized (at the time of grant or thereafter) to provide for the acceleration of vesting in the event of a Change in Control or a Participant’s retirement, death or Disability; and provided further, that, subject to the limitations set forth in Section 4.1(b), Other Stock-Based Awards may be granted on or after the date of the Company’s 2009 annual stockholders’ meeting without the foregoing limitations with respect to up to 10% (when combined with the 10% limitation set forth in Sections 4.1(b)(ii), 8.3(a)(iii) and 9.2(f) of this Plan) of the total number of shares of Common Stock reserved for Awards under this Plan.

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(e)	Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion.

(f)	Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

ARTICLE XI

PERFORMANCE-BASED CASH AWARDS

11.1           Performance-Based Cash Awards. Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times at which, such Awards shall be made, the dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the payment of dollar amount under such Awards upon the completion of a specified Performance Period.

For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

11.2           Terms and Conditions. Performance-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a)	Vesting of Performance-Based Cash Award. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals established pursuant to Section 11.2(c) are achieved and the percentage of the Participant’s individual target award has been vested and earned.

(b)	Waiver of Limitation. In the event of the Participant’s Retirement (other than with respect to Performance-Based Cash Awards that are intended to comply with Section 162(m) of the Code), Disability or death, or in cases of special circumstances (to the extent permitted under Section 162(m) of the Code with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code), the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

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(c)	Objective Performance Goals, Formulae or Standards.

(i) The Committee shall establish the objective Performance Goals and the individual target award (if any) applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(ii) The measurements used in Performance Goals set under the Plan shall be determined in accordance with Generally Accepted Accounting Principles (“GAAP”), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m) of the Code.

(d)	Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in accordance with the terms and conditions of the Award agreement. If the Award Agreement does not provide when such amount will be paid, except as provided in the next sentence, such amount shall be paid by no later than the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends; or (ii) two and one-half (2½) months after the expiration of the fiscal year of the Company in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of the payment of all or any portion of any Performance-Based Cash Award as the Committee may determine and prior to the beginning of a Performance Period the Committee may (x) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (y) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. Any Performance-Based Cash Award deferred by a Participant in accordance with the terms and conditions established by the Committee shall not increase (between the date on which the Performance-Based Cash Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Code Section 162(m). To the extent applicable, any deferral under this Section 11.2(d) shall be made in a manner intended to comply with the applicable requirements of Section 409A of the Code.

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ARTICLE XII

TERMINATION

12.1           Termination. The following rules apply with regard to the Termination of a Participant.

(a)	Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i) Termination by Reason of Death, Disability or Retirement. If a Participant’s Termination is by reason of death, Disability or the Participant’s Retirement, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(ii) Involuntary Termination Without Cause. If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(iii) Voluntary Termination. If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(2) below), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

(iv) Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in sub-section (iii) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

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(v) Unvested Stock Options and Stock Appreciation Rights. Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)	Rules Applicable to Restricted Stock, Performance Shares, Other Stock-Based Awards and Performance-Based Cash Awards. Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares, Other Stock-Based Awards or Performance-Based Cash Awards shall be forfeited

ARTICLE XIII

CHANGE IN CONTROL PROVISIONS

13.1           Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)	Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto) and for purposes of any Non-Qualified Stock Options and Stock Appreciations Rights, any assumed or substituted Non-Qualified Stock Option or Stock Appreciation Right shall comply with the requirements of Section 409A of the Code and the regulations and guidance issued thereunder.

(b)	The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 13.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)	The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant.

(d)	Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

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13.2           Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement (or other written agreement approved by the Committee including, without limitation, an employment agreement), a “Change in Control” shall be deemed to occur following any transaction if: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the then outstanding securities of the Company (or its successor corporation); provided, however, that a merger or consolidation effected solely to implement a recapitalization of the Company shall not constitute a Change in Control of the Company; or (b) the stockholders of the Company approve a plan of complete liquidation of the Company; provided, that this subsection (b) shall not constitute a Change in Control with respect to the amount of any payment pursuant to an Award under this Plan, or any portion thereof, that is triggered upon a Change in Control and that is intended to constitute “non-qualified deferred compensation” pursuant to Section 409A of the Code; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (ii) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

ARTICLE XIV

TERMINATION OR AMENDMENT OF PLAN

14.1           Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVI), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, pursuant to the requirements of NASD Rule 4350(i)(1)(A) or such other applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would:

(a)	increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);

(b)	increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(c)	change the classification of Eligible Employees or Consultants eligible to receive Awards under this Plan;

(d)	decrease the minimum option price of any Stock Option or Stock Appreciation Right;

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(e)	extend the maximum option period under Section 6.3;

(f)	alter the Performance Goals for the Award of Restricted Stock, Performance Shares or Other Stock-Based Awards subject to satisfaction of Performance Goals as set forth in Exhibit A;

(g)	other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or to cancel outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights;

(h)	award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.3(g); or

(i)	require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under NASD Rule 4350(i)(1)(A) or other such rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XV

UNFUNDED PLAN

15.1           Unfunded Status of Plan. This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

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ARTICLE XVI

GENERAL PROVISIONS

16.1           Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, The Nasdaq Stock Market or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

16.2           Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.3           No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

16.4           Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advance consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

16.5           No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

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16.6           Listing and Other Conditions.

(a)	Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)	If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)	Upon termination of any period of suspension under this Section 16.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)

A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

16.7           Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

16.8           Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

16.9           Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

16.10        Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

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16.11           No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

16.12           Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

16.13           Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

16.14           Section 409A of the Code. Although the Company does not guarantee the particular tax treatment of an Award granted under this Plan, Awards made under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and this Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

16.15           Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

16.16           Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

16.17           Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

16.18           Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XVII

EFFECTIVE DATE OF PLAN

~~The Initial Plan was originally adopted by the Board in its resolution adopting the Initial Plan on March 10, 2006 and was thereafter approved by the stockholders of the Company in 2006. The Board subsequently approved this amendment and restatement of the Initial Plan in the form set forth herein (the “Amended and Restated Plan”) subject to, and to be effective upon, the approval of the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware at the Company’s 2009 annual stockholders’ meeting to be held on May 22, 2009 (the “Restatement Date”). If the Amended and Restated Plan is not so approved by the stockholders, all provisions of the Initial Plan shall remain effective.~~

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The Plan was originally adopted by the Board on March 10, 2006 and approved by the stockholders of the Company on May 26, 2006.  An amendment and restatement of the Plan (the “Amended and Restated Plan”) was adopted by the Board on April 6, 2009 and approved by the stockholders of the Company on May 22, 2009.  The Board subsequently approved an amendment of the Amended and Restated Plan in the form set forth herein (the “Amended Plan”) subject to, and to be effective upon, the approval of the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware at the Company’s 2012 annual stockholders’ meeting to be held on May 25, 2012 (the “Amendment Date”). If the Amended Plan is not so approved by the stockholders, all provisions of the Amended and Restated Plan shall remain effective.

ARTICLE XVIII

TERM OF PLAN

No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted by the Board and the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

ARTICLE XIX

NAME OF PLAN

This Plan shall be known as “The Steven Madden, Ltd. 2006 Stock Incentive Plan.”

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EXHIBIT A

PERFORMANCE GOALS

1.	Performance goals established for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards, Performance Shares and/or Performance-Based Cash Awards, each intended to be “performance-based” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals (“Performance Goals”):

(a)	earnings per share;

(b)	operating income;

(c)	net income;

(d)	cash flow;

(e)	gross profit;

(f)	gross profit return on investment;

(g)	gross margin return on investment;

(h)	gross margin;

(i)	working capital;

(j)	earnings before interest and taxes;

(k)	earnings before interest, tax, depreciation and amortization;

(l)	return on equity;

(m)	return on assets;

(n)	return on capital;

(o)	revenue growth;

(p)	total shareholder return;

(q)	economic value added;

(r)	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

A

(s)	the fair market value of the shares of the Company’s Common Stock;

(t)	the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends;

(u)	reduction in expenses;

(v)	customer satisfaction;

(w)	customer loyalty;

(x)	style indexes;

(y)	number of new patents;

(z)	employee retention;

(aa)	market share;

(bb)	market segment share;

(cc)	product release schedules;

(dd)	new product innovation;

(ee)	new product introduction;

(ff)	product cost reduction through advanced technology;

(gg)	brand recognition and/or acceptance; or

(hh)	ship targets.

2.	To the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence which the Committee determines should be appropriately excluded or adjusted, including:

(a)	restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b)	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c)	a change in tax law or accounting standards required by generally accepted accounting principles.

B

3.	Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.

4.	In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may:

(a)	designate additional business criteria on which the performance goals may be based; or

(b)	adjust, modify or amend the aforementioned business criteria.

A

STEVEN MADDEN, LTD.
ATTN: ARVIND DHARIA
52-16 BARNETT AVENUE
LONG ISLAND CITY, NY 11104

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Edward R Rosenfeld 02 John L Madden 03 Peter Migliorini 04 Richard P Randall 05 Ravi Sachdev
06 Thomas H Schwartz

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. TO APPROVE AN AMENDMENT OF THE COMPANY'S 2006 STOCK INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN BY 6,500,000 SHARES;	☐	☐	☐
3. TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE EXECUTIVE COMPENSATION DESCRIBED IN THE STEVEN MADDEN, LTD PROXY STATEMENT.	☐	☐	☐
4. TO RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournments or postponements thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000140075_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report with 10-K is/are available at www.proxyvote.com .

STEVEN MADDEN, LTD.
THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING ONE OF THE BOXES NEXT TO EACH OF THE PROPOSALS

The undersigned stockholder(s) of Steven Madden, Ltd. (the "Company") hereby appoint(s) Edward R. Rosenfeld and Arvind Dharia, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m., local time, on May 25, 2012 and at any adjournments or postponements thereof, with authority to vote all shares of Common Stock of the Company held or owned by the undersigned on April 5, 2012, in accordance with the directions indicated herein.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE SIX (6) NOMINEES NAMED IN ITEM 1, (2) FOR THE APPROVAL OF AN AMENDMENT OF THE COMPANY'S 2006 STOCK INCENTIVE PLAN, (3) FOR THE APPROVAL OF THE EXECUTIVE COMPENSATION DESCRIBED IN THE COMPANY'S PROXY STATEMENT, (4) FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2012, AND (5) IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

0000140075_2 R1.0.0.11699